EXHIBIT 10J

     A standard form of Lease Agreement, dated October 22, 1986 between Fred Meyer, Inc. (or a wholly owned subsidiary) and Real Estate Properties Limited Partnership (REP) (formerly Fred Meyer Real Estate Properties, Ltd.) under which 28 stores and other locations are subleased by the Company (or a wholly owned subsidiary) from REP at the date hereof. Each individual Lease Agreement contains nonstandard provisions. See Appendices and certain supplemental appendices containing nonstandard provisions described below which were previous filed. Certain lease modifications are submitted herewith.

                                                      Appendix of
                                                      Nonstandard
 No.**           Location                              Provisions
 -----           --------                              ----------

   1             Anchorage                          Appendix 10J (1)*
   2             Bellevue                           Appendix 10J (2)
   3             Burien                             Appendix 10J (3)*
   5             Clackamas                          Appendix 10J (5)*
   6             Cornelius                          Appendix 10J (6)*
   8             Fairbanks                          Appendix 10J (8)*
   9                Parking Lot                     Appendix 10J (9)
  11             Glisan                             Appendix 10J (11)
  12             Greenwood                          Appendix 10J (12)
  13             Gresham                            Appendix 10J (13)
  14             Hawthorne                          Appendix 10J (14)
  15             Hazel Dell                         Appendix 10J (15)
  17             Interstate                         Appendix 10J (17)
  19             Lake City                          Appendix 10J (19)
  23             Oak Grove                          Appendix 10J (23)
  24             Peninsula                          Appendix 10J (24)
  25             Photo Plant                        Appendix 10J (25)
  27             Raleigh Hills                      Appendix 10J (27)
  28             Rockwood                           Appendix 10J (28)
  30             Sixth & Alder                      Appendix 10J (30)
  31             Southeast                          Appendix 10J (31)
  32             Spokane Francis                    Appendix 10J (32)
  33             Spokane Sprague                    Appendix 10J (33)
  34             Stadium                            Appendix 10J (34)
  35             Stark                              Appendix 10J (35)*
  36             Swan Island                        Appendix 10J (36)
  37             Tigard                             Appendix 10J (37)
  38             Totem Lake                         Appendix 10J (38)
  39             White Center                       Appendix 10J (39)

-----------
*    Certain lease modifications submitted herewith.
** Lease numbers relate to numbers assigned to original exhibit filing for standard form of Lease Agreement.

                                APPENDIX 10J(1)

                                   ANCHORAGE

RECORDING REQUESTED
BY AND WHEN RECORDED
RETURN TO:

FRED MEYER, INC.
P.O. Box 42121
Portland, Oregon  97242
Attn: Corporate Legal Department (Real Estate)

--------------------------------------------------------------------------------

                              LEASE AMENDMENT NO. 2
            (AN - Northern Lights Boulevard Store, Anchorage, Alaska

     THIS LEASE AMENDMENT NO. 2 (the "Amendment") is made as of December 16, 1996, by and between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, successor to FRED MEYER REAL ESTATE PROPERTIES, LTD., whose address is Suite 300, 15350 SW Sequoia Parkway, Portland, OR 97224 ("Landlord"), and FRED MEYER OF ALASKA, INC., an Alaska corporation, whose address is P.O. Box 42121, Portland, Oregon 97242-0121 (Street address 3800 SE 22nd Avenue, Portland, Oregon 97202) ("Tenant").

                                 R E C I T A L S

     A. By a certain Lease dated October 22, 1986, as amended by an agreement dated February 7, 1992 (as so amended, the "Lease"), Landlord leased to Tenant certain land, described on Exhibit A, and the related improvements described in the Lease (the "Premises"). Capitalized terms not otherwise defined herein have the meanings set forth in the Lease.

     B. The Lease currently provides for a Primary Term that ends on September 30, 2015. The Lease does not presently provide for any Renewal Terms.

     C. The parties desire to modify certain terms of the Lease, as set forth in this Agreement.

                                A G R E E M E N T

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. Renewal Term. Landlord agrees that Tenant shall have the right to one Renewal Term of ten (10) years, which shall be exercised in the manner and subject to the conditions set forth in Section 3.2 of the Lease; provided, however, that the "Fixed Rent" during the additional Renewal Terms provided in this Amendment shall be the greater of (1) the fair market rental value for the Premises (including buildings), or (2) the total of rent owing under Landlord's existing underlying ground lease for the property between Landlord and George Gregson, as trustee under a Declaration of Trust dated October 31, 1986 (the "Ground

                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93

Lease") and the rent owing under Landlord's existing underlying improvements sublease for the Property between Gail E. Mumma and Ida M. Mumma, Tenants in Common, as Sublessor and Landlord as sublessee (the "Improvements Lease"), including any percentage rent and/or stipulated step increases. The procedure for determining fair market rental value for the Premises hereunder shall be the same as the procedure for determining the fair market rental value of the ground under the Ground Lease.

     2. Continuing Agreement. This Amendment amends and supplements the Lease and the terms of this Amendment are hereby incorporated into the Lease. Except as expressly amended or supplemented by this Amendment, the Lease is and shall remain in full force and effect according to its terms.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove set forth.


LANDLORD:               REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an
                        Oregon limited partnership, by FMGP Associates, an Oregon limited partnership, its general partner, by FMGP Incorporated, a Delaware corporation, its general partner


                             By: DAVID W. RAMUS
                                 -----------------------------------------------
                             Title: Vice President
                                    --------------------------------------------
                             Date Executed: 12/13/96
                                  ----------------------------------------------

TENANT:                 FRED MEYER OF ALASKA, INC., an Alaska corporation


                             By: SCOTT L. WIPPEL
                                 -----------------------------------------------
                                     Scott L. Wippel, Senior Vice President
                             Date Executed:
                                  ----------------------------------------------


STATE OF OREGON         )
                        ) ss.
COUNTY OF MULTNOMAH     )

     This instrument was acknowledged before me this 13th day of December, 1996, by Scott L. Wippel, as Vice President of FRED MEYER OF ALASKA, INC., an Alaska corporation, on behalf of the corporation.


                                       ELLEN M. SMITH
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       My Commission Expires: 5/4/98
                                                              ------------------

                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93

STATE OF OREGON         )
                        ) ss.
COUNTY OF Multnomah     )

     This instrument was acknowledged before me this 13th day of December, 1996, by David W. Ramus, as Vice President of FMGP Incorporated, a Delaware corporation, the general partner of FMGP Associates, an Oregon limited partnership, the general partner of REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, on behalf of the corporation in such capacity.


     (NOTARIAL SEAL)                   LUDELL E. CORNILSEN
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       My Commission Expires: 6/8/99
                                                              ------------------

                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93

                                    Exhibit A

                                    ANCHORAGE


Real property situated in the Anchorage Precinct, Third Judicial District, State of Alaska, more particularly described as follows:

The North one-half (N 1/2) of the Northwest one-quarter (NW 1/4) of the Northwest one-quarter (NW 1/4) of Section 29, Township 13 North (T 13 N) Range 3 West (R 3 W), Seward Meridian (S. M.), in the Anchorage Recording District, Third District, State of Alaska, EXCEPTING THEREFROM the East 330 feet, and further excepting therefrom that portion described as follows:

Beginning at a point bearing South 84 degrees 48'20" East a distance of 331.4 feet from the Northwest corner of Section 29, T 13 N, R 3 W; thence South a distance of 20.0 feet; thence West a distance of 214.9 feet; thence South
34 degrees 56' West a distance of 61.1 feet; thence South 0 degrees 08' East a distance of 560.0 feet; thence South 89 degrees 52' West a distance of 50.00 feet; thence North 0 degrees 08' West a distance of 607.9 feet; thence along a 260 degrees 27'16" curve to the right (radius = 22.0 feet) through an arc of 90 degrees 08' a distance of 34.6 feet; thence East a distance of 277.9 feet to the point of beginning, and

ALSO EXCEPTING THEREFROM the property conveyed to the State of Alaska by Quitclaim Deed dated October 29, 1965, and recorded December 7, 1965 in book 316 at page 136, described as follows:

Beginning at a point on the Southerly line of the N 1/2 of the NW 1/4 of the NW 1/4 of Section 29, T 13 N, R 3 W, S. M., said point bears South 7 degrees 02'40" East a distance of 664.8 feet from the Northwest corner of said Section 29; thence North 0 degrees 08' West a distance of 560.0 feet; thence North
34 degrees 56' East a distance of 34.8 feet; thence South 0 degrees 08' East a distance of 588.5 feet to a point on the Southerly line of the N 1/2 of the NW 1/4 of the NW 1/4 of said Section 29, thence westerly along said Southerly line a distance of 20.0 feet to the point of beginning, containing 0.264 of an acre, more or less, and

ALSO EXCEPTING THEREFROM the property leased to Standard Oil Company of California, recorded August 1, 1966, in Misc. book 130 at page 165, and described as follows:

Commencing at the section corner common to Sections 19, 20, 29 and 30, T 13 N, R 3 W, S. M.; thence South 0 degrees 06'30" East along the line common to said Sections 29 and 30 a distance of 660.17 feet to the Southwest corner of said N 1/2 of the NW 1/4 of the NW 1/4 of said Section 29; thence South 89 degrees 58'15" East along the South boundary of the N 1/2 of the NW 1/4 of the NW 1/4 of said

Section 29 a distance of 100.0 feet to a point on the East Right of Way line of the Seward Highway and the true point of beginning; thence North 0 degrees 06'30" West along the East Right of Way line of the Seward Highway a distance of 180.00 feet ; thence South 89 degrees 58'15" East a distance of
150.00 feet; thence South 0 degrees 06'30" East a distance of 180 feet; thence North 89 degrees 58'15" West along the South boundary of the N 1/2 of the NW 1/4 of the NW 1/4 of said Section 29 a distance of 150.00 feet to the true point of beginning, and

ALSO EXCEPTING THEREFROM the property leased to Phillips Petroleum Company, recorded June 12, 1967, in Misc. book 145 at page 224, described as follows:

Commencing at the Northwest corner of said Section 29; thence East a distance of
115.14 feet; thence South 0 degrees 06'30 East a distance of 50.00 feet to the Southerly right of way of Northern Lights Boulevard and the true point of beginning; thence East a distance of 134.92 feet along the Southerly right of way of Northern Lights Blvd.; thence South 0 degrees 06'30" East a distance of
165.00 feet; thence West a distance of 150.00 feet to the Easterly Right of Way of the Seward Highway, as described in "Quitclaim Deed dated October 29, 1965, by Growth Enterprises, Inc., to the State of Alaska, recorded December 7, 1965, in book 316 at page 136, Records of Anchorage Recording District"; thence North 0 degrees 06'30" West a distance of 143.46 feet along the Easterly Right of Way of the Seward Highway; thence North 34 degrees 56' East a distance of 26.27 feet to the true point of beginning, and

ALSO EXCEPTING THEREFROM that portion thereof lying within the boundaries of the Seward Highway and Northern Lights Boulevard.

Recordation requested by:

Fred Meyer, Inc.




After recordation return to:

Stoel Rives L.L.P.
700 NE Multnomah, Suite 950
Portland, Oregon 97232
Att'n: David W. Green

--------------------------------------------------------------------------------
                                      (Space above this line for Recorder's use)

              MEMORANDUM OF MODIFICATION TO LEASE/SHORT-FORM LEASE
                    (AN - Northern Lights, Anchorage, Alaska)

          THIS MEMORANDUM OF MODIFICATION TO LEASE/SHORT-FORM LEASE ("Memorandum"), dated as of December 20, 1996, by and between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, formerly known as FRED MEYER REAL ESTATES PROPERTIES, LTD., whose address is Suite 200, 15115 SW Sequoia Parkway, Portland, OR 97224 (hereinafter referred to as "Landlord") and FRED MEYER OF ALASKA, INC., an Alaskan corporation, with an office at 3800 SE 22nd Avenue, PO Box 42121, Portland, Oregon 97242-0121 (hereinafter referred to as "Tenant"), as lessee under the Lease described below.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     1. Demised Premises. Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property located in Anchorage, Alaska which is described in the attached Exhibit A (the "Property"), pursuant to the terms of a Lease Agreement, between Landlord and Tenant, dated October 22, 1986, as amended (the "Lease"). The Lease includes a Lease Amendment No. 2 between the parties, dated December 16, 1996, which adds a renewal option term.

     2. Term. The current term of the Lease ("Current Term") ends on September 29, 2015, unless the Current Term is extended or earlier terminated in accordance with the provisions of

--------------------------------------------------------------------------------
Until a change is requested, all tax statements shall be sent to the following address: Fred Meyer, Inc., 3800 SE 22nd Avenue, PO Box 42121, Portland, OR 97242 - Property Tax Account No. __________
--------------------------------------------------------------------------------


FM Form - Memorandum of Modification of Lease
1/2/97
the Lease. Subject to the conditions stated in the Lease, Tenant has one (1) additional option to extend the term thereafter for an additional option term of ten (10) years.

     3. Effect of Memorandum. The purpose of this instrument is to give notice of the Lease and its terms, covenants and conditions to the same extent as if the Lease were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease, and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or determine the intent of the parties under the Lease.

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                         REAL ESTATE PROPERTIES LIMITED
                                  PARTNERSHIP,
                                  an Oregon limited partnership,

                                  By FMGP ASSOCIATES, an Oregon limited
                                  partnership, its General Partner

                                       By FMGP INCORPORATED, a Delaware
                                       corporation,
                                       its General Partner


                                            By: DAVID W. RAMUS
                                                --------------------------------
                                            Name: David W. Ramus
                                                  ------------------------------
                                            Its: V.P.
                                                 -------------------------------


TENANT:                           FRED MEYER OF ALASKA, INC.


                                  By: ROGER A. COOKE
                                      ------------------------------------------
                                  Name:  Roger A. Cooke
                                         ---------------------------------------
                                  Its:  Vice President and Secretary
                                        ----------------------------------------


FM Form - Memorandum of Modification of Lease
12/20/96

STATE OF OREGON         )
                        ) ss.
County of Washington    )

                        On this 31st day of January, 1997, before me, the undersigned, a Notary Public in and for the State of Oregon, duly commissioned and sworn, personally appeared David W. Ramus, to me known to be the person who signed as V.P. of FMGP INCORPORATED, a Delaware corporation, the corporation that executed the within and foregoing instrument as the general partner of FMGP ASSOCIATES, an Oregon limited partnership, itself the limited partnership that executed the within and foregoing instrument as a general partner of REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, and that said corporation executed the same, pursuant to its bylaws or a resolution of its board of directors, as the general partner of said limited partnership; and that said limited partnership executed the same as a general partner of said partnership, and that said partnership executed the same.


    (NOTARIAL SEAL)                    JENNIFER SEIFERT
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       Residing at: Portland, OR
                                                    ----------------------------
                                       My commission expires:
                                                              ------------------


STATE OF OREGON         )
                        ) ss.
County of Multnomah     )

          On this 20th day of December, 1996, before me, David W. Green [notary's name], a Notary Public of the State of Oregon, duly commissioned and sworn, personally appeared ROGER A. COOKE, to me personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the written instrument, as the Vice President and Secretary of FRED MEYER OF ALASKA, INC., an Alaskan corporation, of and on behalf of such corporation and acknowledged to me that such corporation executed the same.


    (NOTARIAL SEAL)                    DAVID W. GREEN
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       Residing at: Beaverton, Oregon
                                                    ----------------------------
                                       My commission expires: 03/02/97
                                                              ------------------

FM Form - Memorandum of Modification of Lease
12/20/96

                                    EXHIBIT A
                                    ---------

                                Legal Description
                                       of
                                    Property

Lot 1, GREGSON SUBDIVISION, according to the official plat thereof, filed under Plat Number 81-15, Records of Anchorage Recording District, Third Judicial District, State of Alaska.

Such property is also described of record as follows:
-----------------------------------------------------

Real property situated in the Anchorage Precinct, Third Judicial District, State of Alaska, more particularly described as follows:

The North one-half (N 1/2) of the Northwest one-quarter (NW 1/4) of the Northwest one-quarter (NW 1/4) of Section 29, Township 13 North (T 13 N) Range 3 West (R 3 W), Seward Meridian (S. M.), in the Anchorage Recording District, Third District, State of Alaska, EXCEPTING THEREFROM the East 330 feet, and further excepting therefrom that portion described as follows:

Beginning at a point bearing South 84 degrees 48'20" East a distance of 331.4 feet from the Northwest corner of Section 29, T 13 N, R 3 W; thence South a distance of 20.0 feet; thence West a distance of 214.9 feet; thence South
34 degrees 56' West a distance of 61.1 feet; thence South 0 degrees 08' East a distance of 560.0 feet; thence South 89 degrees 52' West a distance of 50.00 feet; thence North 0 degrees 08' West a distance of 607.9 feet; thence along a 260 degrees 27'16" curve to the right (radius = 22.0 feet) through an arc of 90 degrees 08' a distance of 34.6 feet; thence East a distance of 277.9 feet to the point of beginning, and

ALSO EXCEPTING THEREFROM the property conveyed to the State of Alaska by Quitclaim Deed dated October 29, 1965, and recorded December 7, 1965 in book 316 at page 136, described as follows:

Beginning at a point on the Southerly line of the N 1/2 of the NW 1/4 of the NW 1/4 of Section 29, T 13 N, R 3 W, S. M., said point bears South 7 degrees 02'40" East a distance of 664.8 feet from the Northwest corner of said Section 29; thence North 0 degrees 08' West a distance of 560.0 feet; thence North
34 degrees 56' East a distance of 34.8 feet; thence South 0 degrees 08' East a distance of 588.5 feet to a point on the Southerly line of the N 1/2 of the NW 1/4 of the NW 1/4 of said Section 29, thence westerly along said Southerly line a distance of 20.0 feet to the point of beginning, containing 0.264 of an acre, more or less, and

ALSO EXCEPTING THEREFROM the property leased to Standard Oil Company of California, recorded August 1, 1966, in Misc. book 130 at page 165, and described as follows:

Commencing at the section corner common to Sections 19, 20, 29 and 30, T 13 N, R 3 W, S. M.; thence South 0 degrees 06'30" East along the line common to said Sections 29 and 30 a distance of 660.17

FM Form - Memorandum of Modification of Lease
1/2/97
feet to the Southwest corner of said N 1/2 of the NW 1/4 of the NW 1/4 of said
Section 29; thence South 89 degrees 58'15" East along the South boundary of the N 1/2 of the NW 1/4 of the NW 1/4 of said Section 29 a distance of 100.0 feet to a point on the East Right of Way line of the Seward Highway and the true point of beginning; thence North 0 degrees 06'30" West along the East Right of Way line of the Seward Highway a distance of 180.00 feet ; thence South 89 degrees 58'15" East a distance of 150.00 feet; thence South 0 degrees 06'30" East a distance of 180 feet; thence North 89 degrees 58'15" West along the South boundary of the N 1/2 of the NW 1/4 of the NW 1/4 of said Section 29 a distance of 150.00 feet to the true point of beginning, and

ALSO EXCEPTING THEREFROM the property leased to Phillips Petroleum Company, recorded June 12, 1967, in Misc. book 145 at page 224, described as follows:

Commencing at the Northwest corner of said Section 29; thence East a distance of
115.14 feet; thence South 0 degrees 06'30 East a distance of 50.00 feet to the Southerly right of way of Northern Lights Boulevard and the true point of beginning; thence East a distance of 134.92 feet along the Southerly right of way of Northern Lights Blvd.; thence South 0 degrees 06'30" East a distance of
165.00 feet; thence West a distance of 150.00 feet to the Easterly Right of Way of the Seward Highway, as described in "Quitclaim Deed dated October 29, 1965, by Growth Enterprises, Inc., to the State of Alaska, recorded December 7, 1965, in book 316 at page 136, Records of Anchorage Recording District"; thence North 0 degrees 06'30" West a distance of 143.46 feet along the Easterly Right of Way of the Seward Highway; thence North 34 degrees 56' East a distance of 26.27 feet to the true point of beginning, and

ALSO EXCEPTING THEREFROM that portion thereof lying within the boundaries of the Seward Highway and Northern Lights Boulevard.

FM Form - Memorandum of Modification of Lease
1/2/97

                                APPENDIX 10J(3)

                                     BURIEN


RECORDING REQUESTED
BY AND WHEN RECORDED
RETURN TO:

FRED MEYER, INC.
P.O. Box 42121
Portland, Oregon  97242
Attn: Corporate Legal Department (Real Estate)

--------------------------------------------------------------------------------


                              LEASE AMENDMENT NO. 4
                              (Burien, Washington)

     THIS LEASE AMENDMENT NO. 4 (the "Amendment") is made as of December 16, 1996, by and between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, successor to FRED MEYER REAL ESTATE PROPERTIES, LTD., whose address is Suite 300, 15350 SW Sequoia Parkway, Portland, OR 97224 ("Landlord"), and ROUNDUP CO., a Washington corporation, whose address is P.O. Box 42121, Portland, Oregon 97242-0121 (Street address 3800 SE 22nd Avenue, Portland, Oregon 97202) ("Tenant").

                                 R E C I T A L S

     A. By a certain Lease dated October 22, 1986, as amended by agreements dated February 7, 1992, October 16, 1992, and October 26, 1994 (as so amended, the "Lease"), Landlord leased to Tenant certain land, described on Exhibit A, and the related improvements described in the Lease (the "Premises"). Capitalized terms not otherwise defined herein have the meanings set forth in the Lease.

     B. The Lease currently provides for a Primary Term that ends on March 14, 2014. The Lease presently does not have any unexercised Renewal Terms.

     C. The parties desire to modify certain terms of the Lease, as set forth in this Agreement.

                                A G R E E M E N T

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. Landlord agrees that Tenant shall have the right to six (6) Renewal Terms of five (5) years each, which shall be exercised in the manner and subject to the conditions set forth in Section 3.2 of the Lease; provided, however, that the "Fixed Rent" during the additional Renewal Terms provided in this Amendment shall be the Fair Market Rental Value for the Premises, determined in the manner provided in Section 2 of this Amendment.


                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93

     2. Fair Market Rental Value of the Premises will be determined in the following manner:

          2.1 No later than thirteen (13) months prior to the last day allowed for the exercise by Tenant of its right to renew the term of the Lease, Tenant will provide Tenant's written opinion of the Fair Market Rental Value of the Premises ("Tenant's Notice"). The Fair Market Rental Value shall be based on the retail use of the Premises subject to the terms of the Lease.

          2.2 If Landlord does not accept Tenant's opinion of the Fair Market Rental Value of the Premises, Landlord shall state its opinion of the Fair Market Rental Value in a notice delivered to Tenant ("Landlord's Notice") within 30 days of receipt of Tenant's Notice. The parties shall then seek an agreement on the Fair Market Rental Value.

          2.3 If Landlord and Tenant are unable to agree on the Fair Market Rental Value within forty-five (45) days after Tenant's receipt of Landlord's Notice, Landlord and Tenant shall each appoint an appraiser who shall be a member of the American Institute of Real Estate Appraisers with at least five
(5) years' experience in appraising commercial real property in the market area in which the Premises are located (an "M.A.I. appraiser") and notify the other party in writing of the name and address of said appraiser. If a party fails or refuses to appoint an appraiser and provide written notice thereof to the other party within fifteen (15) days after receipt of the name and address of the other party's appraiser, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rental Value. If both parties appoint an appraiser in accordance with the foregoing procedure, the two (2) appraisers shall immediately proceed to determine and agree upon the Fair Market Rental Value. If the two appraisers cannot agree and if the higher of the two appraisals is no more than 110% of the lower appraisal, the Fair Market Rental Value shall be the average of the two appraisals. If the higher of the two appraisals is more than 110% of the lower appraisal, the two appraisers shall together promptly appoint a third M.A.I. appraiser. If the two appraisers are unable to agree upon a third appraiser, either party shall have the right, upon ten (10) days prior written notice to the other party, to apply to the American Institute of Real Estate Appraisers or to the presiding judge of the court of general jurisdiction in the county in which the Premises are located, or other appropriate tribunal, for appointment of the third appraiser. That appraiser shall immediately proceed to determine the applicable Fair Market Rental Value and a value agreed upon by a majority of the three appraisers shall be the Fair Market Rental Value. If a majority of the three appraisers are unable to agree upon the Fair Market Rental Value, the value obtained by averaging the three appraisals shall constitute the Fair Market Rental Value but any appraisal that is more than fifteen percent (15%) greater or lesser than the middle appraisal shall be disregarded in calculating such average. Each party will pay its respective appraiser's fee plus one-half (1/2) of the third appraiser's fee (if any) plus all reasonable costs and attorney's fees incurred by it in any judicial proceeding or any proceeding before the American Institute of Real Estate Appraisers which is not attributable to the default of the other party. The appraisal process described in this clause 2.3 shall be completed within one hundred twenty (120) days after Tenant's receipt of Landlord's Notice.

     3. Continuing Agreement. This Amendment amends and supplements the Lease and the terms of this Amendment are hereby incorporated into the Lease. Except as expressly amended or supplemented by this Amendment, the Lease is and shall remain in full force and effect according to its terms.


                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove set forth.


LANDLORD:               REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an
                        Oregon limited partnership, by FMGP Associates, an Oregon limited partnership, its general partner, by FMGP Incorporated, a Delaware corporation, its general partner


                             By: DAVID W. RAMUS
                                 -----------------------------------------------
                             Title: Vice President
                                    --------------------------------------------
                             Date Executed: 12/13/96
                                            ------------------------------------

Assignee:               ROUNDUP CO., a Washington corporation


                             By: SCOTT L. WIPPEL
                                 -----------------------------------------------
                                     Scott L. Wippel, Senior Vice President
                             Date Executed: 12/13/96
                                            ------------------------------------


STATE OF OREGON         )
                        ) ss.
COUNTY OF MULTNOMAH     )

     This instrument was acknowledged before me this 13th day of December, 1996, by Scott L. Wippel, as Vice President of ROUNDUP CO., a Washington corporation, on behalf of the corporation.


         (NOTARIAL SEAL)               ELLEN M. SMITH
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       My Commission Expires: 5/4/98
                                                              ------------------

STATE OF OREGON         )
                        ) ss.
COUNTY OF Multnomah     )

     This instrument was acknowledged before me this 13th day of December, 1996, by David W. Ramus, as Vice President of FMGP Incorporated, a Delaware corporation, the general partner of FMGP Associates, an Oregon limited partnership, the general partner of REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, on behalf of the corporation in such capacity.


          (NOTARIAL SEAL)              LUDELL E. CORNILSEN
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       My Commission Expires: 6/8/99
                                                              ------------------

                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93

                                   Exhibit A

                                     BURIEN


          All that portion of the SW 1/4 of the SW 1/4 of Section 17, Township 23 North, Range 4 East of W.M., in King County, Washington, described as follows:

          Commencing at the southwest corner of said subdivision, thence N 89 degrees 57'56" E along the south line thereof a distance of 45.01 feet to the east margin of 1st Avenue South and the Point of Beginning; thence continuing N 89 degrees 57'56" E along said south line 662.80 feet to the proposed westerly right of way of Secondary State Highway No. 1-K, Burien to JCT. P.S.H. No. 1, also to be known as S.R. 509; thence N 26 degrees 36'20" E along the westerly right of way line of said Secondary State Highway 254.50 feet; thence N 20 degrees 13'42" E 653.76 feet to the south line of the north 2.00 acres of the S 1/2 of the NW 1/4 of the SW 1/4 of the SW 1/4 produced easterly; thence N 89 degrees 43'22" W along said line 336.12 feet to the east line of the west 50.00 feet of the NE 1/4 of the SW 1/4 of the SW 1/4 of said section; thence N 1 degrees 17'03" E along said line 431.37 feet to the south line of the north
30.00 feet of said subdivision; thence N 89 degrees 37'09 W 50.01 feet; thence S 1 degrees 17'03" W along the west line of the east one-half of the SW 1/4 of the SW 1/4 566.82 feet to the south line of the north 4.0 acres of the S 1/2 of the NW 1/4 of the SW 1/4 of the SW 1/4; thence N 89 degrees 43'22" W 460.01 feet to a point that lies equi-distant between the east margin of 1st Avenue South and the centerline produced southerly of Occidental Avenue South, as per the plat of Magnuson's Addition as recorded in Volume 44 of Plats on page 51, records of said county; thence S 1 degrees 13'27" W along said line 112.38 feet; thence N 89 degrees 55'50" W 138.60 feet to the east margin of 1st Avenue South; thence S 1 degrees 12'45" W along said margin 598.10 feet to the Point of Beginning.

          SUBJECT to and TOGETHER with the restrictions and reservations of record.

          Containing 629,545 sq. ft. or 14.452 acres.

Recordation requested by:

Fred Meyer, Inc.




After recordation return to:

Stoel Rives L.L.P.
700 NE Multnomah, Suite 950
Portland, Oregon 97232
Att'n: David W. Green

--------------------------------------------------------------------------------
                                      (Space above this line for Recorder's use)

              MEMORANDUM OF MODIFICATION TO LEASE/SHORT-FORM LEASE
                              (Burien, Washington)

          THIS MEMORANDUM OF MODIFICATION TO LEASE/SHORT-FORM LEASE ("Memorandum"), dated as of December 20, 1996, by and between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, formerly known as FRED MEYER REAL ESTATES PROPERTIES, LTD., whose address is Suite 300, 15350 SW Sequoia Parkway, Portland, OR 97224 (hereinafter referred to as "Landlord") and ROUNDUP CO., a Washington corporation, with an office at 3800 SE 22nd Avenue, PO Box 42121, Portland, Oregon 97242-0121 (hereinafter referred to as "Tenant"), as lessee under the Lease described below.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     1. Demised Premises. Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property located in Burien, Washington which is described in the attached Exhibit A (the "Property"), pursuant to the terms of a Lease Agreement, between Landlord and Tenant, dated October 22, 1986, as amended (the "Lease"). The Lease includes a Lease Amendment No. 4 between the parties, dated December 16, 1996, which adds six additional renewal option terms.

     2. Term. The current term of the Lease ("Current Term") ends on March 14, 2014, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant has six (6) consecutive options to extend the term thereafter for additional option terms of five (5) years each.

--------------------------------------------------------------------------------
Until a change is requested, all tax statements shall be sent to the following address: Fred meyer, Inc., 3800 SE 22nd Avenue, PO Box 42121, Portland, OR 97242 - Property Tax Account No. __________
--------------------------------------------------------------------------------

FM Form - Memorandum of Modification of Lease
12/20/96

     3. Effect of Memorandum. The purpose of this instrument is to give notice of the Lease and its terms, covenants and conditions to the same extent as if the Lease were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease, and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or determine the intent of the parties under the Lease.

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                         REAL ESTATE PROPERTIES LIMITED
                                  PARTNERSHIP,
                                  an Oregon limited partnership,

                                  By FMGP ASSOCIATES, an Oregon limited
                                  partnership, its General Partner

                                       By FMGP INCORPORATED, a Delaware
                                       corporation,
                                       its General Partner


                                            By: DAVID W. RAMUS
                                                --------------------------------
                                            Name: David W. Ramus
                                                  ------------------------------
                                            Its: V.P.
                                                 -------------------------------


TENANT:                           ROUNDUP CO.


                                  By: ROGER A. COOKE
                                      ------------------------------------------
                                  Name:  Roger A. Cooke
                                  Its:   Vice President and Secretary


FM Form - Memorandum of Modification of Lease
12/20/96

STATE OF OREGON         )
                        ) ss.
County of Washington    )

                        On this 31st day of January, 1997, before me, the undersigned, a Notary Public in and for the State of Oregon, duly commissioned and sworn, personally appeared David W. Ramus, to me known to be the person who signed as V.P. of FMGP INCORPORATED, a Delaware corporation, the corporation that executed the within and foregoing instrument as the general partner of FMGP ASSOCIATES, an Oregon limited partnership, itself the limited partnership that executed the within and foregoing instrument as a general partner of REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, and that said corporation executed the same, pursuant to its bylaws or a resolution of its board of directors, as the general partner of said limited partnership; and that said limited partnership executed the same as a general partner of said partnership, and that said partnership executed the same.


     (NOTARIAL SEAL)                   JENNIFER SEIFERT
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       Residing at: Portland, OR
                                                    ----------------------------
                                       My commission expires:
                                                              ------------------


STATE OF OREGON         )
                        ) ss.
County of Multnomah     )

          On this 20th day of December, 1996, before me, David W. Green [notary's name], a Notary Public of the State of Oregon, duly commissioned and sworn, personally appeared ROGER A. COOKE, to me personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the written instrument, as the Vice President and Secretary of ROUNDUP CO., a Washington corporation, of and on behalf of such corporation and acknowledged to me that such corporation executed the same.


                                       DAVID W. GREEN
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       Residing at: Beaverton, Oregon
                                                    ----------------------------
                                       My commission expires: 03/02/97
                                                              ------------------

FM Form - Memorandum of Modification of Lease
12/20/96

                                    EXHIBIT A
                                    ---------

                                Legal Description
                                       of
                                    Property



     All that portion of the SW 1/4 of the SW 1/4 of Section 17, Township 23 North, Range 4 East of W.M., in King County, Washington, described as follows:

     Commencing at the southwest corner of said subdivision, thence N 89 degrees 57'56" E along the south line thereof a distance of 45.01 feet to the east margin of 1st Avenue South and the Point of Beginning; thence continuing N 89 degrees 57'56" E along said south line 662.80 feet to the proposed westerly right of way of Secondary State Highway No. 1-K, Burien to JCT. P.S.H. No. 1, also to be known as S.R. 509; thence N 26 degrees 36'20" E along the westerly right of way line of said Secondary State Highway 254.50 feet; thence N 20 degrees 13'42" E 653.76 feet to the south line of the north 2.00 acres of the S 1/2 of the NW 1/4 of the SW 1/4 of the SW 1/4 produced easterly; thence N 89 degrees 43'22" W along said line 336.12 feet to the east line of the west 50.00 feet of the NE 1/4 of the SW 1/4 of the SW 1/4 of said section; thence N 1 degrees 17'03" E along said line 431.37 feet to the south line of the north
30.00 feet of said subdivision; thence N 89 degrees 37'09 W 50.01 feet; thence S 1 degrees 17'03" W along the west line of the east one-half of the SW 1/4 of the SW 1/4 566.82 feet to the south line of the north 4.0 acres of the S 1/2 of the NW 1/4 of the SW 1/4 of the SW 1/4; thence N 89 degrees 43'22" W 460.01 feet to a point that lies equi-distant between the east margin of 1st Avenue South and the centerline produced southerly of Occidental Avenue South, as per the plat of Magnuson's Addition as recorded in Volume 44 of Plats on page 51, records of said county; thence S 1 degrees 13'27" W along said line 112.38 feet; thence N 89 degrees 55'50" W 138.60 feet to the east margin of 1st Avenue South; thence S 1 degrees 12'45" W along said margin 598.10 feet to the Point of Beginning.

     SUBJECT to and TOGETHER with the restrictions and reservations of record.

     Containing 629,545 sq. ft. or 14.452 acres.


FM Form - Memorandum of Modification of Lease
1/2/97

                                APPENDIX 10J(5)

                                   CLACKAMAS


RECORDING REQUESTED
BY AND WHEN RECORDED
RETURN TO:

FRED MEYER, INC.
P.O. Box 42121
Portland, Oregon  97242
Attn: Corporate Legal Department (Real Estate)

--------------------------------------------------------------------------------


                              LEASE AMENDMENT NO. 3
                               (Clackamas, Oregon)

     THIS LEASE AMENDMENT NO. 3 (the "Amendment") is made as of December 16, 1996, by and between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, successor to FRED MEYER REAL ESTATE PROPERTIES, LTD., whose address is Suite 300, 15350 SW Sequoia Parkway, Portland, OR 97224 ("Landlord"), and FRED MEYER, INC., a Delaware corporation, whose address is P.O. Box 42121, Portland, Oregon 97242-0121 (Street address 3800 SE 22nd Avenue, Portland, Oregon 97202) ("Tenant").

                                 R E C I T A L S

     A. By a certain Lease dated October 22, 1986, as amended by agreements dated February 7, 1992, and October 12, 1995 (as so amended, the "Lease"), Landlord leased to Tenant certain land, described on Exhibit A, and the related improvements described in the Lease (the "Premises"). Capitalized terms not otherwise defined herein have the meanings set forth in the Lease.

     B. The Lease currently provides for a Primary Term that ends on August 31, 1999. The Lease presently provides for three (3) five-year Renewal Terms.

     C. The parties desire to modify certain terms of the Lease, as set forth in this Agreement.

                                A G R E E M E N T

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. In addition to any existing Renewal Terms, Landlord agrees that Tenant shall have the right to three (3) additional Renewal Terms of five (5) years each, which shall be exercised in the manner and subject to the conditions set forth in Section 3.2 of the Lease; provided, however, that the "Fixed Rent" during the additional Renewal Terms provided in this Amendment shall be the Fair Market Rental Value for the Premises, determined in the manner provided in
Section 2 of this Amendment.


                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93

     2. Fair Market Rental Value of the Premises will be determined in the following manner:

          2.1 No later than thirteen (13) months prior to the last day allowed for the exercise by Tenant of its right to renew the term of the Lease, Tenant will provide Tenant's written opinion of the Fair Market Rental Value of the Premises ("Tenant's Notice"). The Fair Market Rental Value shall be based on the retail use of the Premises subject to the terms of the Lease.

          2.2 If Landlord does not accept Tenant's opinion of the Fair Market Rental Value of the Premises, Landlord shall state its opinion of the Fair Market Rental Value in a notice delivered to Tenant ("Landlord's Notice") within 30 days of receipt of Tenant's Notice. The parties shall then seek an agreement on the Fair Market Rental Value.

          2.3 If Landlord and Tenant are unable to agree on the Fair Market Rental Value within forty-five (45) days after Tenant's receipt of Landlord's Notice, Landlord and Tenant shall each appoint an appraiser who shall be a member of the American Institute of Real Estate Appraisers with at least five
(5) years' experience in appraising commercial real property in the market area in which the Premises are located (an "M.A.I. appraiser") and notify the other party in writing of the name and address of said appraiser. If a party fails or refuses to appoint an appraiser and provide written notice thereof to the other party within fifteen (15) days after receipt of the name and address of the other party's appraiser, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rental Value. If both parties appoint an appraiser in accordance with the foregoing procedure, the two (2) appraisers shall immediately proceed to determine and agree upon the Fair Market Rental Value. If the two appraisers cannot agree and if the higher of the two appraisals is no more than 110% of the lower appraisal, the Fair Market Rental Value shall be the average of the two appraisals. If the higher of the two appraisals is more than 110% of the lower appraisal, the two appraisers shall together promptly appoint a third M.A.I. appraiser. If the two appraisers are unable to agree upon a third appraiser, either party shall have the right, upon ten (10) days prior written notice to the other party, to apply to the American Institute of Real Estate Appraisers or to the presiding judge of the court of general jurisdiction in the county in which the Premises are located, or other appropriate tribunal, for appointment of the third appraiser. That appraiser shall immediately proceed to determine the applicable Fair Market Rental Value and a value agreed upon by a majority of the three appraisers shall be the Fair Market Rental Value. If a majority of the three appraisers are unable to agree upon the Fair Market Rental Value, the value obtained by averaging the three appraisals shall constitute the Fair Market Rental Value but any appraisal that is more than fifteen percent (15%) greater or lesser than the middle appraisal shall be disregarded in calculating such average. Each party will pay its respective appraiser's fee plus one-half (1/2) of the third appraiser's fee (if any) plus all reasonable costs and attorney's fees incurred by it in any judicial proceeding or any proceeding before the American Institute of Real Estate Appraisers which is not attributable to the default of the other party. The appraisal process described in this clause 2.3 shall be completed within one hundred twenty (120) days after Tenant's receipt of Landlord's Notice.

     3. Continuing Agreement. This Amendment amends and supplements the Lease and the terms of this Amendment are hereby incorporated into the Lease. Except as expressly amended or supplemented by this Amendment, the Lease is and shall remain in full force and effect according to its terms.


                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove set forth.


LANDLORD:               REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an
                        Oregon limited partnership, by FMGP Associates, an Oregon limited partnership, its general partner, by FMGP Incorporated, a Delaware corporation, its general partner


                             By: DAVID W. RAMUS
                                 -----------------------------------------------
                             Title: Vice President
                                    --------------------------------------------
                             Date Executed: 12/13/96
                                            ------------------------------------

Assignee:               FRED MEYER, INC., a Delaware corporation


                             By: SCOTT L. WIPPEL
                                 -----------------------------------------------
                                      Scott L. Wippel, Senior Vice President
                                Date Executed: 12/13/96
                                               ---------------------------------


STATE OF OREGON         )
                        ) ss.
COUNTY OF MULTNOMAH     )

     This instrument was acknowledged before me this 13th day of December, 1996, by Scott L. Wippel, as Senior Vice President of FRED MEYER, INC., a Delaware corporation, on behalf of the corporation.


          (NOTARIAL SEAL)              ELLEN M. SMITH
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       My Commission Expires: 5/4/96
                                                              ------------------

STATE OF OREGON         )
                        ) ss.
COUNTY OF Multnomah     )

     This instrument was acknowledged before me this 13th day of December, 1996, by David W. Ramus, as Vice President of FMGP Incorporated, a Delaware corporation, the general partner of FMGP Associates, an Oregon limited partnership, the general partner of REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, on behalf of the corporation in such capacity.


          (NOTARIAL SEAL)              LUDELL E. CORNILSEN
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       My Commission Expires: 6/8/99
                                                              ------------------

                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93

                                   EXHIBIT A

                                   CLACKAMAS


2.   IN THE COUNTY OF CLACKAMAS AND STATE OF OREGON

     A tract of land located in the southwest one-quarter, Section 9, T. 2 S.,
     R. 2 E., of the W. M.; and the northwest one-quarter, Section 16, T. 2 S.,
     R. 2 E., of the W. M., described as follows:

     Beginning at a point on the westerly right-of-way of 82nd Drive (Cascade Highway) and the southerly boundary line of that tract of land described in Fee No. 70 20685, said point bears North 87 degrees 46'28" West 30.02 feet and South 04 degrees 18'02" West 80.15 feet from the one-quarter corner between Sections 9 and 16, T. 2 S., R. 2 E., of the W. M.; thence North 88 degrees 40'53" West 603.69 feet along said southerly boundary and parallel with the south line of Roots Addition to Marshfield, Clackamas County, Oregon, to a point on the easterly right-of-way line of Interstate Highway 205 (I-205); thence along said easterly right-of-way line the following bearings and distances: along the arc of a spiral curve offset in an easterly direction, 135.00 feet distance from the reference spiral defined as being 500 feet in length, having a central angle of 3 degrees 45' and an "a" valve of 0.3 (the offset spiral chord bears North 13 degrees 43'46" West 210.12 feet) to the point of change from spiral to circular curve, along the arc of a 3,954.72 foot curve left (the long chord bears North 10 degrees 58'32" East 197.47 feet) through a central angle of 2 degrees 51'41", 197.50 feet to a point situated 135.00 feet easterly on a radial line from OSHD reference line at I-205 Engineers' Station 542+50, North 15 degrees 11'42" East 262.50 feet to a point situated 170.00 feet easterly on a radial line from said reference line at I-205 Engineers' Station 540+00, North 12 degrees 13'43" East 517.40 feet to the point of intersection of said easterly right-of-way with the north right-of-way of Roots Webster Road (vacated), vacation of said street recorded in Book 661, page 828, Deed Records; thence along said north right-of-way and north right-of-way extended South 88 degrees 40'53" East 251.01 feet to a point which lies North 88 degrees 40'53" West, a distance of 97.02 feet from said Southeast 82nd Drive westerly right-of-way line; thence South 0 degrees 13'31" West parallel with said westerly right-of-way line a distance of 281.00 feet; thence south 88 degrees 40'53" east parallel with said north right of way line a distance of 85.02 feet to a point which lies westerly a distance of
     12.00 feet from said westerly right of way line; thence north 0 degrees 13'31" east parallel with said westerly right of way line, a distance of
     155.94 feet; thence along the arc of a 208.33 foot radius curve to the right (the long chord of which bears North 7 degrees 07'03" East a distance of 50.00 feet) through a central angle of 13 degrees 47'03" an arc distance of 50.12 feet; thence along the arc of a 208.33 radius curve to the left (the long chord of which bears North 7 degrees 07'03" East a distance of 50.00 feet) through a central angle of 13 degrees 47'03" an arc distance of
     50.12 feet to a point on said westerly right-of-way line which lies South 0 degrees 13'31" West a distance of 25.55 feet from the north right-of-way line of said Roots-Webster Road; thence South 0 degrees 13'31" West along said westerly right-of-way line a distance of 1057.37 feet to an angle point; thence continuing along said westerly right-of-way line South 4 degrees 18'02" West a distance of 80.15 feet to the point of beginning.

Recordation requested by:

Fred Meyer, Inc.




After recordation return to:

Stoel Rives L.L.P.
700 NE Multnomah, Suite 950
Portland, Oregon 97232
Att'n: David W. Green


--------------------------------------------------------------------------------
                                      (Space above this line for Recorder's use)

              MEMORANDUM OF MODIFICATION TO LEASE/SHORT-FORM LEASE
                            (CK - Clackamas, Oregon)

          THIS MEMORANDUM OF MODIFICATION TO LEASE/SHORT-FORM LEASE ("Memorandum"), dated as of December 20, 1996, by and between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, formerly known as FRED MEYER REAL ESTATES PROPERTIES, LTD., whose address is Suite 300, 15350 SW Sequoia Parkway, Portland, OR 97224 (hereinafter referred to as "Landlord") and FRED MEYER, INC., a Delaware corporation, with an office at 3800 SE 22nd Avenue, PO Box 42121, Portland, Oregon 97242-0121 (hereinafter referred to as "Tenant"), as lessee under the Lease described below.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     1. Demised Premises. Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property located in Clackamas, Oregon which is described in the attached Exhibit A (the "Property"), pursuant to the terms of a Lease Agreement, between Landlord and Tenant, dated October 22, 1986, as amended (the "Lease"). The Lease includes a Lease Amendment No. 3 between the parties, dated December 16, 1996, which adds three additional renewal option terms.

     2. Term. The current term of the Lease ("Current Term") ends on August 31, 1999, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant has six (6) additional consecutive options

--------------------------------------------------------------------------------
Until a change is requested, all tax statements shall be sent to the following address: Fred Meyer, Inc., 3800 SE 22nd Avenue, PO Box 42121, Portland, OR 97242 - Property Tax Account No. __________
--------------------------------------------------------------------------------

Fm Form - Memorandum of Modification of Lease
12/20/96
to extend the term thereafter for additional option terms of five (5) years each.

     3. Effect of Memorandum. The purpose of this instrument is to give notice of the Lease and its terms, covenants and conditions to the same extent as if the Lease were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease, and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or determine the intent of the parties under the Lease.

     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                         REAL ESTATE PROPERTIES LIMITED
                                  PARTNERSHIP,
                                  an Oregon limited partnership,

                                  By FMGP ASSOCIATES, an Oregon limited
                                  partnership, its General Partner

                                       By FMGP INCORPORATED, a Delaware
                                       corporation,
                                       its General Partner


                                            By: DAVID W. RAMUS
                                                --------------------------------
                                            Name: David W. Ramus
                                                  ------------------------------
                                            Its: V.P.
                                                 -------------------------------


TENANT:                           FRED MEYER, INC.


                                  By: ROGER A. COOKE
                                      ------------------------------------------
                                  Name: Roger A. Cooke
                                        ----------------------------------------
                                  Its: Senior Vice President and Secretary
                                       -----------------------------------------


FM Form - Memorandum of Modification of Lease
12/20/96

STATE OF OREGON         )
                        ) ss.
County of Washington    )

                        On this 31st day of January, 1997, before me, the undersigned, a Notary Public in and for the State of Oregon, duly commissioned and sworn, personally appeared David W. Ramus, to me known to be the person who signed as V.P. of FMGP INCORPORATED, a Delaware corporation, the corporation that executed the within and foregoing instrument as the general partner of FMGP ASSOCIATES, an Oregon limited partnership, itself the limited partnership that executed the within and foregoing instrument as a general partner of REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, and that said corporation executed the same, pursuant to its bylaws or a resolution of its board of directors, as the general partner of said limited partnership; and that said limited partnership executed the same as a general partner of said partnership, and that said partnership executed the same.


         (NOTARIAL SEAL)               JENNIFER SEIFERT
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       Residing at: Portland, OR
                                                    ----------------------------
                                       My commission expires:
                                                              ------------------


STATE OF OREGON         )
                        ) ss.
County of Multnomah     )

          On this 20th day of December, 1996, before me, David W. Green [notary's name], a Notary Public of the State of Oregon, duly commissioned and sworn, personally appeared ROGER A. COOKE, to me personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the written instrument, as the Senior Vice President and Secretary of FRED MEYER, INC., a Delaware corporation, of and on behalf of such corporation and acknowledged to me that such corporation executed the same.


          (NOTARIAL SEAL)              DAVID W. GREEN
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       Residing at: Beaverton, Oregon
                                                    ----------------------------
                                       My commission expires: 03/02/97
                                                              ------------------


FM Form - Memorandum of Modification of Lease
12/20/96

                                    EXHIBIT A
                                    ---------

                                Legal Description
                                       of
                                    Property


IN THE COUNTY OF CLACKAMAS AND STATE OF OREGON

A tract of land located in the southwest one-quarter, Section 9, T. 2 S., R. 2 E., of the W. M.; and the northwest one-quarter, Section 16, T. 2 S., R. 2 E., of the W. M., described as follows:

Beginning at a point on the westerly right-of-way of 82nd Drive (Cascade Highway) and the southerly boundary line of that tract of land described in Fee No. 70 20685, said point bears North 87 degrees 46'28" West 30.02 feet and South 04 degrees 18'02" West 80.15 feet from the one-quarter corner between Sections 9 and 16, T. 2 S., R. 2 E., of the W. M.; thence North 88 degrees 40'53" West
603.69 feet along said southerly boundary and parallel with the south line of Roots Addition to Marshfield, Clackamas County, Oregon, to a point on the easterly right-of-way line of Interstate Highway 205 (I-205); thence along said easterly right-of-way line the following bearings and distances: along the arc of a spiral curve offset in an easterly direction, 135.00 feet distance from the reference spiral defined as being 500 feet in length, having a central angle of 3 degrees 45' and an "a" valve of 0.3 (the offset spiral chord bears North 13 degrees 43'46" West 210.12 feet) to the point of change from spiral to circular curve, along the arc of a 3,954.72 foot curve left (the long chord bears North 10 degrees 58'32" East 197.47 feet) through a central angle of 2 degrees 51'41",
197.50 feet to a point situated 135.00 feet easterly on a radial line from OSHD reference line at I-205 Engineers' Station 542+50, North 15 degrees 11'42" East
262.50 feet to a point situated 170.00 feet easterly on a radial line from said reference line at I-205 Engineers' Station 540+00, North 12 degrees 13'43" East
517.40 feet to the point of intersection of said easterly right-of-way with the north right-of-way of Roots Webster Road (vacated), vacation of said street recorded in Book 661, page 828, Deed Records; thence along said north right-of-way and north right-of-way extended South 88 degrees 40'53" East 251.01 feet to a point which lies North 88 degrees 40'53" West, a distance of 97.02 feet from said Southeast 82nd Drive westerly right-of-way line; thence South 0 degrees 13'31" West parallel with said westerly right-of-way line a distance of
281.00 feet; thence south 88 degrees 40'53" east parallel with said north right of way line a distance of 85.02 feet to a point which lies westerly a distance of 12.00 feet from said westerly right of way line; thence north 0 degrees 13'31" east parallel with said westerly right of way line, a distance of 155.94 feet; thence along the arc of a 208.33 foot radius curve to the right (the long chord of which bears North 7 degrees 07'03" East a distance of 50.00 feet) through a central angle of 13 degrees 47'03" an arc distance of 50.12 feet; thence along the arc of a 208.33 radius curve to the left (the long chord of which bears North 7 degrees 07'03" East a distance of 50.00 feet) through a central angle of 13 degrees 47'03" an arc distance of 50.12 feet to a point on said westerly right-of-way line which lies South 0 degrees 13'31" West a distance of 25.55 feet from the north right-of-way line of said Roots-Webster Road; thence South 0 degrees 13'31" West along said westerly right-of-way line a distance of 1057.37 feet to an angle point; thence continuing along said westerly right-of-way line South 4 degrees 18'02" West a distance of 80.15 feet to the point of beginning.


FM Form - Memorandum of Modification of Lease
1/2/97

                                APPENDIX 10J(6)

                                   CORNELIUS


RECORDING REQUESTED
BY AND WHEN RECORDED
RETURN TO:

FRED MEYER, INC.
P.O. Box 42121
Portland, Oregon  97242
Attn: Corporate Legal Department (Real Estate)


--------------------------------------------------------------------------------


                              LEASE AMENDMENT NO. 3
                               (Cornelius, Oregon)

     THIS LEASE AMENDMENT NO. 3 (the "Amendment") is made as of December 16, 1996, by and between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, successor to FRED MEYER REAL ESTATE PROPERTIES, LTD., whose address is Suite 300, 15350 SW Sequoia Parkway, Portland, OR 97224 ("Landlord"), and FRED MEYER, INC., a Delaware corporation, whose address is P.O. Box 42121, Portland, Oregon 97242-0121 (Street address 3800 SE 22nd Avenue, Portland, Oregon 97202) ("Tenant").

                                 R E C I T A L S

     A. By a certain Lease dated October 22, 1986, as amended by agreements dated February 7, 1992 and August 16, 1994 (as so amended, the "Lease"), Landlord leased to Tenant certain land, described on Exhibit A, and the related improvements described in the Lease (the "Premises"). Capitalized terms not otherwise defined herein have the meanings set forth in the Lease.

     B. The Lease currently provides for a Primary Term that ends on December 31, 2012. The Lease presently provides for two ten-year Renewal Terms.

     C. The parties desire to modify certain terms of the Lease, as set forth in this Agreement.

                                A G R E E M E N T

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. Renewal Term. In addition to all remaining Renewal Terms under the Lease, Landlord agrees that Tenant shall have the right to one additional Renewal Term of ten (10) years, which shall be exercised in the manner and subject to the conditions set forth in Section 3.2 of the Lease; provided, however, that the "Fixed Rent" during the additional Renewal Term provided in this Amendment shall be the greater of (1) the fair market rental value for the Premises (including buildings), or (2) the rent owing under Landlord's existing underlying ground lease for the property between Landlord and (the "Master Lease"), including any

                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93
percentage rent and/or stipulated step increases provided in the Master Lease as of the date hereof. There shall be no "Percentage Rent" during such additional Renewal Term, except insofar as rent is owned pursuant to clause (2) of the preceding sentence. The procedure for determining fair market rental value for the Premises hereunder shall be the same as the procedure for determining the fair market rental value of the ground under the Master Lease.

     2. Continuing Agreement. This Amendment amends and supplements the Lease and the terms of this Amendment are hereby incorporated into the Lease. Except as expressly amended or supplemented by this Amendment, the Lease is and shall remain in full force and effect according to its terms.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove set forth.


LANDLORD:                    REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an
                             Oregon limited partnership, by FMGP Associates, an Oregon limited partnership, its general partner, by FMGP Incorporated, a Delaware corporation, its general partner


                                  By: DAVID W. RAMUS
                                      ------------------------------------------
                                  Title: Vice President
                                         ---------------------------------------
                                  Date Executed: 12/13/96
                                                 -------------------------------

TENANT:                      FRED MEYER, INC., a Delaware corporation


                                  By: SCOTT L. WIPPEL
                                      ------------------------------------------
                                        Scott L. Wippel, Senior Vice President
                                  Date Executed: 13/13/96
                                                 -------------------------------


STATE OF OREGON         )
                        ) ss.
COUNTY OF MULTNOMAH     )

     This instrument was acknowledged before me this 13th day of December, 1996, by Scott L. Wippel, as Senior Vice President of FRED MEYER INC., a Delaware corporation, on behalf of the corporation.


          (NOTARIAL SEAL)              ELLEN M. SMITH
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       My Commission Expires: 5/4/98
                                                              ------------------


                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93

STATE OF OREGON         )
                        ) ss.
COUNTY OF Multnomah     )

     This instrument was acknowledged before me this 13th day of December, 1996, by David W. Ramus, as Vice President of FMGP Incorporated, a Delaware corporation, the general partner of FMGP Associates, an Oregon limited partnership, the general partner of REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, on behalf of the corporation in such capacity.


          (NOTARIAL SEAL)              LUDELL E. CORNILSEN
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       My Commission Expires: 6/8/99
                                                              ------------------

                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93

                                   Exhibit A

                                   CORNELIUS




Beginning at a point which bears S 00 degrees 22'40" E 306.80 feet, N 89 degrees 37'20" E 581.00 feet and S 00 degrees 22'40" E 895.00 feet from the intersection of the South line of the S.P.&S. Railroad right-of-way and the centerline of North 19th Avenue; said intersection being the Northwest corner of that tract described in Land Sale Contract to General American Theatres, Inc., recorded in Document Number 78-21044, Records of Washington County, Oregon; thence N 00 degrees 22'40" W, coincident with the East boundary of those parcels of land conveyed to West Coast Telephone Company by deeds recorded September 4, 1963, in Book 494, Page 481, Deed Records, and in Book 449, Page 32, said Deed Records, in said county; also coincident with the East boundary and its projection of that parcel conveyed to Portland General Electric Company by deed recorded October 26, 1970, in Book 796, Page 375, Deed Records; 907.00 feet to a point situated N 00 degrees 22'40" W 12.00 feet from the Northeast corner of said Portland General Electric Company parcel as described in deed recorded October 26, 1970, in Book 796, Page 375; thence N 89 degrees 37'20" E 598.00 feet to the point of curve of a circular curve right, defined by a radius distance of 52.00 feet and a delta value of 90 degrees 00'; thence along the arc of said curve
81.68 feet (the long chord bears S 45 degrees 22'40" E 73.54 feet) to a point of tangent; thence S 00 degrees 22'40" E 725.62 feet to the point of curve of a circular curve right, defined by a radius distance of 72.00 feet and a delta value of 54 degrees 00'; thence along the arc of said curve 67.86 feet (the long chord bears S 26 degrees 37'20" W 65.37 feet) to the point of tangent; thence S 53 degrees 37'20" W 138.63 feet to the point of curve of a circular curve left, defined by a radius distance of 72.00 feet and a delta value of 54 degrees 00'; thence along the arc of said curve 67.86 feet (the long chord bears S 26 degrees 37'20" W 65.37 feet) to the point of tangent; thence S 00 degrees 22'40" E 91.24 feet to a point on the northerly right-of-way line of the Tualatin Valley State Highway; thence N 85 degrees 52'17" W, coincident with said right-of-way, 283.37 feet; thence N 00 degrees 22'40" W 137.58 feet; thence S 89 degrees 37'20" W
196.00 feet to the point of beginning and containing 14.366 acres of land.

Recordation requested by:

Fred Meyer, Inc.




After recordation return to:

Stoel Rives L.L.P.
700 NE Multnomah, Suite 950
Portland, Oregon 97232
Att'n: David W. Green

--------------------------------------------------------------------------------
                                      (Space above this line for Recorder's use)


              MEMORANDUM OF MODIFICATION TO LEASE/SHORT-FORM LEASE
                            (CN - Cornelius, Oregon)

          THIS MEMORANDUM OF MODIFICATION TO LEASE/SHORT-FORM LEASE ("Memorandum"), dated as of December 20, 1996, by and between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, formerly known as FRED MEYER REAL ESTATES PROPERTIES, LTD., whose address is Suite 300, 15350 SW Sequoia Parkway, Portland, OR 97224 (hereinafter referred to as "Landlord") and FRED MEYER, INC., a Delaware corporation, with an office at 3800 SE 22nd Avenue, PO Box 42121, Portland, Oregon 97242-0121 (hereinafter referred to as "Tenant"), as lessee under the Lease described below.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     1. Demised Premises. Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property located in Cornelius, Oregon, Alaska which is described in the attached Exhibit A (the "Property"), pursuant to the terms of a Lease Agreement, between Landlord and Tenant, dated October 22, 1986, as amended (the "Lease"). The Lease includes a Lease Amendment No. 3 between the parties, dated December 16, 1996, which adds a renewal option term.

     2. Term. The current term of the Lease ("Current Term") ends on December 31, 2012, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant has three (3) additional options to extend the term thereafter for additional option terms of ten (10) years each.

--------------------------------------------------------------------------------
Until a change is requested, all tax statements shall be sent to the following address: Fred Meyer, Inc., 3800 SE 22nd Avenue, PO Box 42121, Portland, OR 97242 - Property Tax Account No. __________
--------------------------------------------------------------------------------

FM Form - Memorandum of Modification of Lease
1/2/97

     3. Effect of Memorandum. The purpose of this instrument is to give notice of the Lease and its terms, covenants and conditions to the same extent as if the Lease were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease, and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or determine the intent of the parties under the Lease.

     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                         REAL ESTATE PROPERTIES LIMITED
                                  PARTNERSHIP,
                                  an Oregon limited partnership,

                                  By FMGP ASSOCIATES, an Oregon limited
                                  partnership, its General Partner

                                       By FMGP INCORPORATED, a Delaware
                                       corporation,
                                       its General Partner


                                            By: DAVID W. RAMUS
                                                --------------------------------
                                            Name: David W. Ramus
                                                  ------------------------------
                                            Its: V.P.
                                                 -------------------------------

TENANT:                           FRED MEYER, INC.


                                  By: ROGER A. COOKE
                                      ------------------------------------------
                                  Name: Roger A. Cooke
                                        ----------------------------------------
                                  Its: Senior Vice President and Secretary
                                       -----------------------------------------

FM Form - Memorandum of Modification of Lease
12/20/96

STATE OF OREGON         )
                        ) ss.
County of Washington    )

                        On this 31st day of January, 1997, before me, the undersigned, a Notary Public in and for the State of Oregon, duly commissioned and sworn, personally appeared David W. Ramus, to me known to be the person who signed as V.P. of FMGP INCORPORATED, a Delaware corporation, the corporation that executed the within and foregoing instrument as the general partner of FMGP ASSOCIATES, an Oregon limited partnership, itself the limited partnership that executed the within and foregoing instrument as a general partner of REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, and that said corporation executed the same, pursuant to its bylaws or a resolution of its board of directors, as the general partner of said limited partnership; and that said limited partnership executed the same as a general partner of said partnership, and that said partnership executed the same.


     (NOTARIAL SEAL)                   JENNIFER SEIFERT
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       Residing at: Portland, OR
                                                    ----------------------------
                                       My commission expires:
                                                              ------------------


STATE OF OREGON         )
                        ) ss.
County of Multnomah     )

          On this 20th day of December, 1996, before me, David W. Green [notary's name], a Notary Public of the State of Oregon, duly commissioned and sworn, personally appeared ROGER A. COOKE, to me personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the written instrument, as the Senior Vice President and Secretary of FRED MEYER, INC., a Delaware corporation, of and on behalf of such corporation and acknowledged to me that such corporation executed the same.


          (NOTARIAL SEAL)              DAVID W. GREEN
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       Residing at: Beaverton, Oregon
                                                    ----------------------------
                                       My commission expires: 03/02/97
                                                              ------------------

FM Form - Memorandum of Modification of Lease
12/20/96

                                    EXHIBIT A
                                    ---------

                                Legal Description
                                       of
                                    Property


BOUNDARY DESCRIPTION

Revised description defining boundaries through relocated entrance.

Following is a description of a parcel of land situated in the SW 1/4 of Section 34, Township 1 North, Range 3 West, of the Willamette Meridian, in Washington County, Oregon.

DESCRIPTION OF BOUNDARY

Beginning at a point which bears S 00 degrees 22'40" E 306.80 feet, N 89 degrees 37'20" E 581.00 feet and S 00 degrees 22'40" E 895.00 feet from the intersection of the South line of the S.P.&S. Railroad right-of-way and the centerline of North 19th Avenue; said intersection being the Northwest corner of that tract described in Land Sale Contract to General American Theatres, Inc., recorded in Document Number 78-21044, Records of Washington County, Oregon; thence N 00 degrees 22'40" W, coincident with the East boundary of those parcels of land conveyed to West Coast Telephone Company by deeds recorded September 4, 1963, in Book 494, Page 481, Deed Records, and in Book 449, Page 32, said Deed Records, in said county; also coincident with the East boundary and its projection of that parcel conveyed to Portland General Electric Company by deed recorded October 26, 1970, in Book 796, Page 375, Deed Records; 907.00 feet to a point situated N 00 degrees 22'40" W 12.00 feet from the Northeast corner of said Portland General Electric Company parcel as described in deed recorded October 26, 1970, in Book 796, Page 375; thence N 89 degrees 37'20" E 598.00 feet to the point of curve of a circular curve right, defined by a radius distance of 52.00 feet and a delta value of 90 degrees 00'; thence along the arc of said curve
81.68 feet (the long chord bears S 45 degrees 22'40" E 73.54 feet) to a point of tangent; thence S 00 degrees 22'40" E 725.62 feet to the point of curve of a circular curve right, defined by a radius distance of 72.00 feet and a delta value of 54 degrees 00'; thence along the arc of said curve 67.86 feet (the long chord bears S 26 degrees 37'20" W 65.37 feet) to the point of tangent; thence S 53 degrees 37'20" W 138.63 feet to the point of curve of a circular curve left, defined by a radius distance of 72.00 feet and a delta value of 54 degrees 00'; thence along the arc of said curve 67.86 feet (the long chord bears S 26 degrees 37'20" W 65.37 feet) to the point of tangent; thence S 00 degrees 22'40" E 91.24 feet to a point on the northerly right-of-way line of the Tualatin Valley State Highway; thence N 85 degrees 52'17" W, coincident with said right-of-way, 283.37 feet; thence N 00 degrees 22'40" W 137.58 feet; thence S 89 degrees 37'20" W
196.00 feet to the point of beginning and containing 14.366 acres of land.


FM Form - Memorandum of Modification of Lease
1/2/97

                                APPENDIX 10J(8)

                                   FAIRBANKS

RECORDING REQUESTED
BY AND WHEN RECORDED
RETURN TO:

FRED MEYER, INC.
P.O. Box 42121
Portland, Oregon  97242
Attn: Corporate Legal Department (Real Estate)

--------------------------------------------------------------------------------

                              LEASE AMENDMENT NO. 3
                             (FB Fairbanks, Alaska)

     THIS LEASE AMENDMENT NO. 3 (the "Amendment") is made as of December 16, 1996, by and between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, successor to FRED MEYER REAL ESTATE PROPERTIES, LTD., whose address is Suite 300, 15350 SW Sequoia Parkway, Portland, OR 97224 ("Landlord"), and FRED MEYER OF ALASKA, INC., an Alaska corporation, whose address is P.O. Box 42121, Portland, Oregon 97242-0121 (Street address 3800 SE 22nd Avenue, Portland, Oregon 97202) ("Tenant").

                                 R E C I T A L S

     A. By a certain Lease dated October 22, 1986, as amended by agreements dated February 7, 1992 and April 13, 1994 (as so amended, the "Lease"), Landlord leased to Tenant certain land, described on Exhibit A, and the related improvements described in the Lease (the "Premises"). Capitalized terms not otherwise defined herein have the meanings set forth in the Lease.

     B. The Lease currently provides for a Primary Term that ends on June 29, 2009. The Lease presently provides for one ten-year Renewal Terms.

     C. The parties desire to modify certain terms of the Lease, as set forth in this Agreement.

                                A G R E E M E N T

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. In addition to any existing Renewal Terms, Landlord agrees that Tenant shall have the right to three (3) additional Renewal Terms of five (5) years each, which shall be exercised in the manner and subject to the conditions set forth in Section 3.2 of the Lease; provided, however, that the "Fixed Rent" during the additional Renewal Terms provided in this Amendment shall be the greater of (1) Fair Market Rental Value for the Premises, determined in the manner provided in Section 2 of this Amendment, or (2) the

                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93
rent owing under Landlord's existing underlying ground lease for the property between Landlord and Clifford Burglin and The Bank of California, N.A., as co-strustees of the Bentley Family Trusts, and The Bank of California, N.A., as trustee of the Helen Bentley Trust (the "Master Lease"), including any percentage rent and/or stipulated step increases set forth in the Master Lease as of the date hereof..

     2. Fair Market Rental Value of the Premises will be determined in the following manner:

          2.1 No later than thirteen (13) months prior to the last day allowed for the exercise by Tenant of its right to renew the term of the Lease, Tenant will provide Tenant's written opinion of the Fair Market Rental Value of the Premises ("Tenant's Notice"). The Fair Market Rental Value shall be based on the retail use of the Premises subject to the terms of the Lease.

          2.2 If Landlord does not accept Tenant's opinion of the Fair Market Rental Value of the Premises, Landlord shall state its opinion of the Fair Market Rental Value in a notice delivered to Tenant ("Landlord's Notice") within 30 days of receipt of Tenant's Notice. The parties shall then seek an agreement on the Fair Market Rental Value.

          2.3 If Landlord and Tenant are unable to agree on the Fair Market Rental Value within forty-five (45) days after Tenant's receipt of Landlord's Notice, Landlord and Tenant shall each appoint an appraiser who shall be a member of the American Institute of Real Estate Appraisers with at least five
(5) years' experience in appraising commercial real property in the market area in which the Premises are located (an "M.A.I. appraiser") and notify the other party in writing of the name and address of said appraiser. If a party fails or refuses to appoint an appraiser and provide written notice thereof to the other party within fifteen (15) days after receipt of the name and address of the other party's appraiser, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rental Value. If both parties appoint an appraiser in accordance with the foregoing procedure, the two (2) appraisers shall immediately proceed to determine and agree upon the Fair Market Rental Value. If the two appraisers cannot agree and if the higher of the two appraisals is no more than 110% of the lower appraisal, the Fair Market Rental Value shall be the average of the two appraisals. If the higher of the two appraisals is more than 110% of the lower appraisal, the two appraisers shall together promptly appoint a third M.A.I. appraiser. If the two appraisers are unable to agree upon a third appraiser, either party shall have the right, upon ten (10) days prior written notice to the other party, to apply to the American Institute of Real Estate Appraisers or to the presiding judge of the court of general jurisdiction in the county in which the Premises are located, or other appropriate tribunal, for appointment of the third appraiser. That appraiser shall immediately proceed to determine the applicable Fair Market Rental Value and a value agreed upon by a majority of the three appraisers shall be the Fair Market Rental Value. If a majority of the three appraisers are unable to agree upon the Fair Market Rental Value, the value obtained by averaging the three appraisals shall constitute the Fair Market Rental Value but any appraisal that is more than fifteen percent (15%) greater or lesser than the middle appraisal shall be disregarded in calculating such average. Each party will pay its respective appraiser's fee plus one-half (1/2) of the third appraiser's fee (if any) plus all reasonable costs and attorney's fees incurred by it in any judicial proceeding or any proceeding before the American Institute of Real Estate Appraisers which is not attributable to the default of the other party. The appraisal process described in this clause 2.3 shall be completed within one hundred twenty (120) days after Tenant's receipt of Landlord's Notice.

     3. Continuing Agreement. This Amendment amends and supplements the Lease and the terms of this Amendment are hereby incorporated into the Lease. Except as expressly amended or supplemented by this Amendment, the Lease is and shall remain in full force and effect according to its terms.

                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove set forth.


LANDLORD:               REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an
                        Oregon limited partnership, by FMGP Associates, an Oregon limited partnership, its general partner, by FMGP Incorporated, a Delaware corporation, its general partner


                             By: DAVID W. RAMUS
                                 -----------------------------------------------
                             Title: Vice President
                                    --------------------------------------------
                             Date Executed: 12/13/96
                                            ------------------------------------

TENANT:                 FRED MEYER OF ALASKA, INC., an Alaska corporation


                             By: SCOTT L. WIPPEL
                                 -----------------------------------------------
                                     Scott L. Wippel, Senior Vice President
                             Date Executed: 12/13/96
                                            ------------------------------------


STATE OF OREGON         )
                        ) ss.
COUNTY OF MULTNOMAH     )

     This instrument was acknowledged before me this 13th day of December, 1996, by Scott L. Wippel, as Vice President of FRED MEYER OF ALASKA, INC., an Alaska corporation, on behalf of the corporation.


          (NOTARIAL SEAL)              ELLEN M. SMITH
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       My Commission Expires: 5/4/98
                                                              ------------------

STATE OF OREGON         )
                        ) ss.
COUNTY OF Multnomah     )

     This instrument was acknowledged before me this 13th day of December, 1996, by David W. Ramus, as Vice President of FMGP Incorporated, a Delaware corporation, the general partner of FMGP Associates, an Oregon limited partnership, the general partner of REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, on behalf of the corporation in such capacity.


          (NOTARIAL SEAL)              LUDELL E. CORNILSEN
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       My Commission Expires: 6/8/99
                                                              ------------------


                                                               December 13, 1996
LEASE TERMINATION AGREEMENT - FORM NO. Q-3                             Rev. 8/93

                         EXHIBIT A - LEGAL DESCRIPTION


PARCEL I:
---------

All that portion of the following described property lying ENTIRELY within Lot Eight (8) of Section Two (2), Township One South (T1S), Range One West (R1W), Fairbanks Meridian, situate in the Records of the Fairbanks Recording District, Fourth Judicial District, State of Alaska, being more particularly described as follows:

Beginning at a Meander Corner No. 2 of U.S. Survey No. 848;

Thence North 65 degrees 30' West 191.40 feet;

Thence North 61 degrees 30' West 45.00 feet to the mean high water line of the right limit of Noyes Slough;

Thence North 26 degrees 58'44" West along said mean high water line a distance of 83.59 feet to a point of intersection with the Easterly boundary line of a tract of land conveyed by deed recorded December 10, 1974 in Deed Records Volume 283 at Page 247 and its extension Southerly;

Thence North 28 degrees 44'34" East along the Easterly boundary line of said tract conveyed by deed recorded December 10, 1974 in Deed Records Volume 283 at Page 247 a distance of 375.00 feet to a point on the South right-of-way line of College Road (State of Alaska, Department of Highways Project No. S-0644(4)),
50.00 feet right of center line Station "L" 210+35;

Thence South 61 degrees 15'26" East along the South right-of-way line of said College Road a distance of 338.58 feet to a point of curvature, said point of curvature being 50.00 feet right of center line Station "L" 210+73.58;

Thence along a curve to the right of radius 1859.86 feet an arc length of 343.75 feet to a point of intersection with curved Westerly right-of-way line of the Old Steese Highway (sometimes referred to as the Graehl Road) as more particularly described in deed recorded July 15, 1964 in Deed Records Volume 168 at Page 74 (the chord bears South 55 degrees 57'47" East 343.26 feet);

Thence along the Westerly right-of-way line of the Old Steese Highway (sometimes referred to as the Graehl Road) on a curve to the right of radius 65.00 feet an arc length of 58.35 feet to a point of tangency (the chord bears South 34 degrees 49'11" West 56.41 feet);

Thence South 60 degrees 32' West along the Westerly right-of-way line of said Old Steese Highway (sometimes referred to Graehl Road) a distance of 364.42 feet to a point of intersection with the South boundary line of said Section Two (2);

Thence North 64 degrees 33' West 177.77 feet to the POINT OF BEGINNING.

PARCEL II:
----------

Portion of Section Two (2), Township One South (T1S), Range One West (R1W), Fairbanks Meridian, lying Southwesterly of the intersection of College Road and Graehl Road described as follows:

Commencing at the quarter corner along the line of Sections Two (2) and Eleven
(11), said quarter corner being South 89 degrees 56' West from the said section corner;

Thence along the South boundary of the Homestead North 82 degrees 17' West a distance of 554.4 feet to corner No. 3 of said Homestead;

Thence due West a distance of 626.0 feet along the South boundary of said Homestead;

Thence South 60 degrees 32' West a distance of 156.0 feet along the West right-of-way of the Graehl Road and the POINT OF BEGINNING of the area herein described;

Thence North 64 degrees 33' West a distance of 181.0 feet, said point being identical with corner No. 2 of the Homestead;

Thence North 65 degrees 30' West a distance of 4.68 feet;

Thence continuing North 65 degrees  30' West 160.0 feet;

Thence North 30 degrees 17' East a distance of approximately 410 feet to the Southwesterly right-of-way line of College Road;

Thence South 59 degrees 43' East along said right-of-way line a distance of 160 feet, more or less;

Thence continuing along Southwesterly right-of-way line of College Road South 61 degrees 12' East a distance of 310 feet, more or less;

Thence along a curve to the right 65.0 feet radius a distance of 127.01 feet;

Thence South 60 degrees 32' West a distance of 356.1 feet along the Westerly right-of-way line of Graehl Road to the POINT OF BEGINNING.

EXCEPTING THEREFROM, any portion lying within Lot Eight (8) of said Section Two
(2).

PARCEL III:
-----------

A tract of land located within and being a portion of U.S. Survey No. 848, being within Township One South (T1S), Range One West (R1W), Fairbanks Meridian, situate in the Records of the Fairbanks Recording District, Fourth Judicial District, State of Alaska, being more particularly described as follows:

Beginning at Meander Corner No. 2 of U.S. Survey No. 848;

Thence North 65 degrees 30' West 191.40 feet;

Thence North 61 degrees 30' West 45.00 feet to the mean high water line of the right limit of Noyes Slough;

Thence North 26 degrees 58'44" West along said mean high water line a distance of 83.59 feet to a point of intersection with the Easterly boundary line of a tract of land conveyed by deed recorded December 10, 1974 in Deed Records Volume 283 at Page 247 and its extension Southerly;

Thence North 28 degrees 44'34" East along the Easterly boundary line of said tract conveyed by deed recorded December 10, 1974 in Deed Records Volume 283 at Page 247 a distance of 375.00 feet to a point on the South right-of-way line of College Road (State of Alaska, Department of Highways Project No. S-0644(4)),
50.00 feet right of center line Station "L" 210+35;

Thence South 61 degrees 15'26" East along the South right-of-way line of said College Road a distance of 338.58 feet to a point of curvature, said point of curvature being 50.00 feet right of center line Station "L" 210+73.58;

Thence along a curve to the right of radius 1859.86 feet an arc length of 343.75 feet to a point of intersection with the curved Westerly right-of-way line of the Old Steese Highway (sometimes referred to as the Graehl Road) as more particularly described in deed recorded July 15, 1964 in Deed Records Volume 168 at Page 74 (the chord bears South 55 degrees 57'47" East 343.26 feet);

Thence along the Westerly right-of-way line of the Old Steese Highway (sometimes referred to as the Graehl Road) on a curve to the right of radius 65.00 feet an arc length of 58.35 feet to a point of tangency (the chord bears South 34 degrees 49'11" West 56.41 feet);

Thence South 60 degrees 32' West along the Westerly right-of-way line of said Old Steese Highway (sometimes referred to as Graehl Road) a distance of 364.42 feet to a point of intersection with the South boundary line of said Section Two
(2);

Thence North 64 degrees 33' West 177.77 feet to the POINT OF BEGINNING.

---------------------

EXCEPTING THEREFROM the following described tract of land, lying Southwesterly of the intersection of College Road and Graehl Road described as follows:

Commencing at the quarter corner along the line of Sections Two (2) and Eleven
(11), said quarter corner being South 89 degrees 56' West from the said section corner;

Thence along the South boundary of the Homestead North 82 degrees 17' West a distance of 554.4 feet to corner No. 3 of said Homestead;

Thence due West a distance of 626.0 feet along the South boundary of said Homestead;

Thence South 60 degrees 32' West a distance of 156.0 feet along the West right-of-way of the Graehl Road and the POINT OF BEGINNING of the area herein described;

Thence North 64 degrees 33' West a distance of 181.0 feet said point being identical with corner No. 2 of the Homestead;

Thence North 65 degrees 30' West a distance of 4.68 feet;

Thence continuing North 65 degrees 30' West 160.0 feet;

Thence North 30 degrees 17' East a distance of approximately 410 feet to the Southwesterly right-of-way line of College Road;

Thence South 59 degrees 43' East along said right-of-way line a distance of 160 feet more or less;

Thence continuing along Southwesterly right-of-way line of College Road South 61 degrees 12' East a distance of 310 feet more or less;

Thence along a curve to the right of 65.0 feet radius a distance of 127.01 feet;

Thence South 60 degrees 32' West a distance of 356.1 feet along the Westerly right-of-way line of Graehl Road to the POINT OF BEGINNING.

Recordation requested by:

Fred Meyer, Inc.




After recordation return to:

Stoel Rives L.L.P.
700 NE Multnomah, Suite 950
Portland, Oregon 97232
Att'n: David W. Green

--------------------------------------------------------------------------------
                                      (Space above this line for Recorder's use)


              MEMORANDUM OF MODIFICATION TO LEASE/SHORT-FORM LEASE
                            (FB - Fairbanks, Alaska)

          THIS MEMORANDUM OF MODIFICATION TO LEASE/SHORT-FORM LEASE ("Memorandum"), dated as of December 20, 1996, by and between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, formerly known as FRED MEYER REAL ESTATES PROPERTIES, LTD., whose address is Suite 200, 15115 SW Sequoia Parkway, Portland, OR 97224 (hereinafter referred to as "Landlord") and FRED MEYER OF ALASKA, INC., an Alaskan corporation, with an office at 3800 SE 22nd Avenue, PO Box 42121, Portland, Oregon 97242-0121 (hereinafter referred to as "Tenant"), as lessee under the Lease described below.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     1. Demised Premises. Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property located in Fairbanks, Alaska which is described in the attached Exhibit A (the "Property"), pursuant to the terms of a Lease Agreement, between Landlord and Tenant, dated October 22, 1986, as amended (the "Lease"). The Lease includes a Lease Amendment No. 3 between the parties, dated December 16, 1996, which adds three additional renewal option terms.

     2. Term. The current term of the Lease ("Current Term") ends on June 29, 2009, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant has one (1) additional option to extend

--------------------------------------------------------------------------------
Until a change is requested, all tax statements shall be sent to the following address: Fred Meyer, Inc., 3800 SE 22nd Avenue, PO Box 42121, Portland, OR 97242 - Property Tax Account No. __________
--------------------------------------------------------------------------------

FM Form - Memorandum of Modification of Lease
12/20/96
the term thereafter for an additional option term of ten (10) years, and three
(3) additional consecutive options to extend the term thereafter (after the end of the 10-year renewal option term) for additional option terms of five (5) years each.

     3. Effect of Memorandum. The purpose of this instrument is to give notice of the Lease and its terms, covenants and conditions to the same extent as if the Lease were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease, and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or determine the intent of the parties under the Lease.

     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                         REAL ESTATE PROPERTIES LIMITED
                                  PARTNERSHIP,
                                  an Oregon limited partnership,

                                  By FMGP ASSOCIATES, an Oregon limited
                                  partnership, its General Partner

                                       By FMGP INCORPORATED, a Delaware
                                       corporation,
                                       its General Partner


                                            By: DAVID W. RAMUS
                                                --------------------------------
                                            Name: David W. Ramus
                                                  ------------------------------
                                            Its: V.P.
                                                 -------------------------------


TENANT:                           FRED MEYER OF ALASKA, INC.


                                  By: ROGER A. COOKE
                                      ------------------------------------------
                                  Name: Roger A. Cooke
                                        ----------------------------------------
                                  Its: Vice President and Secretary
                                       -----------------------------------------


FM Form - Memorandum of Modification of Lease
12/20/96

STATE OF OREGON         )
                        ) ss.
County of Washington    )

                        On this 31st day of January, 1997, before me, the undersigned, a Notary Public in and for the State of Oregon, duly commissioned and sworn, personally appeared David W. Ramus, to me known to be the person who signed as V.P. of FMGP INCORPORATED, a Delaware corporation, the corporation that executed the within and foregoing instrument as the general partner of FMGP ASSOCIATES, an Oregon limited partnership, itself the limited partnership that executed the within and foregoing instrument as a general partner of REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, and that said corporation executed the same, pursuant to its bylaws or a resolution of its board of directors, as the general partner of said limited partnership; and that said limited partnership executed the same as a general partner of said partnership, and that said partnership executed the same.


         (NOTARIAL SEAL)               JENNIFER SEIFERT
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       Residing at: Portland, OR
                                                    ----------------------------
                                       My commission expires:
                                                              ------------------


STATE OF OREGON         )
                        ) ss.
County of Multnomah     )

          On this 20th day of December, 1996, before me, David W. Green [notary's name], a Notary Public of the State of Oregon, duly commissioned and sworn, personally appeared ROGER A. COOKE, to me personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the written instrument, as the Vice President and Secretary of FRED MEYER OF ALASKA, INC., an Alaskan corporation, of and on behalf of such corporation and acknowledged to me that such corporation executed the same.


          (NOTARIAL SEAL)              DAVID W. GREEN
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       Residing at: Beaverton, Oregon
                                                    ----------------------------
                                       My commission expires: 03/02/97
                                                              ------------------


FM Form - Memorandum of Modification of Lease
12/20/96

                                    EXHIBIT A
                                    ---------

                                Legal Description
                                       of
                                    Property


PARCEL I:
---------

All that portion of the following described property lying ENTIRELY within Lot Eight (8) of Section Two (2), Township One South (T1S), Range One West (R1W), Fairbanks Meridian, situate in the Records of the Fairbanks Recording District, Fourth Judicial District, State of Alaska, being more particularly described as follows:

Beginning at a Meander Corner No. 2 of U.S. Survey No. 848;

Thence North 65 degrees 30' West 191.40 feet;

Thence North 61 degrees 30' West 45.00 feet to the mean high water line of the right limit of Noyes Slough;

Thence North 26 degrees 58'44" West along said mean high water line a distance of 83.59 feet to a point of intersection with the Easterly boundary line of a tract of land conveyed by deed recorded December 10, 1974 in Deed Records Volume 283 at Page 247 and its extension Southerly;

Thence North 28 degrees 44'34" East along the Easterly boundary line of said tract conveyed by deed recorded December 10, 1974 in Deed Records Volume 283 at Page 247 a distance of 375.00 feet to a point on the South right-of-way line of College Road (State of Alaska, Department of Highways Project No. S-0644(4)),
50.00 feet right of center line Station "L" 210+35;

Thence South 61 degrees 15'26" East along the South right-of-way line of said College Road a distance of 338.58 feet to a point of curvature, said point of curvature being 50.00 feet right of center line Station "L" 210+73.58;

Thence along a curve to the right of radius 1859.86 feet an arc length of 343.75 feet to a point of intersection with curved Westerly right-of-way line of the Old Steese Highway (sometimes referred to as the Graehl Road) as more particularly described in deed recorded July 15, 1964 in Deed Records Volume 168 at Page 74 (the chord bears South 55 degrees 57'47" East 343.26 feet);

Thence along the Westerly right-of-way line of the Old Steese Highway (sometimes referred to as the Graehl Road) on a curve to the right of radius 65.00 feet an arc length of 58.35 feet to a point of tangency (the chord bears South 34 degrees 49'11" West 56.41 feet);


FM Form - Memorandum of Modification of Lease
1/2/96

Thence South 60 degrees 32' West along the Westerly right-of-way line of said Old Steese Highway (sometimes referred to Graehl Road) a distance of 364.42 feet to a point of intersection with the South boundary line of said Section Two (2);

Thence North 64 degrees 33' West 177.77 feet to the POINT OF BEGINNING.

PARCEL II:
----------

Portion of Section Two (2), Township One South (T1S), Range One West (R1W), Fairbanks Meridian, lying Southwesterly of the intersection of College Road and Graehl Road described as follows:

Commencing at the quarter corner along the line of Sections Two (2) and Eleven
(11), said quarter corner being South 89 degrees 56' West from the said section corner;

Thence along the South boundary of the Homestead North 82 degrees 17' West a distance of 554.4 feet to corner No. 3 of said Homestead;

Thence due West a distance of 626.0 feet along the South boundary of said Homestead;

Thence South 60 degrees 32' West a distance of 156.0 feet along the West right-of-way of the Graehl Road and the POINT OF BEGINNING of the area herein described;

Thence North 64 degrees 33' West a distance of 181.0 feet, said point being identical with corner No. 2 of the Homestead;

Thence North 65 degrees 30' West a distance of 4.68 feet;

Thence continuing North 65 degrees  30' West 160.0 feet;

Thence North 30 degrees 17' East a distance of approximately 410 feet to the Southwesterly right-of-way line of College Road;

Thence South 59 degrees 43' East along said right-of-way line a distance of 160 feet, more or less;

Thence continuing along Southwesterly right-of-way line of College Road South 61 degrees 12' East a distance of 310 feet, more or less;

Thence along a curve to the right 65.0 feet radius a distance of 127.01 feet;

Thence South 60 degrees 32' West a distance of 356.1 feet along the Westerly right-of-way line of Graehl Road to the POINT OF BEGINNING.

EXCEPTING THEREFROM, any portion lying within Lot Eight (8) of said Section Two
(2).


FM Form - Memorandum of Modification of Lease
1/2/96

PARCEL III:
-----------

A tract of land located within and being a portion of U.S. Survey No. 848, being within Township One South (T1S), Range One West (R1W), Fairbanks Meridian, situate in the Records of the Fairbanks Recording District, Fourth Judicial District, State of Alaska, being more particularly described as follows:

Beginning at Meander Corner No. 2 of U.S. Survey No. 848;

Thence North 65 degrees 30' West 191.40 feet;

Thence North 61 degrees 30' West 45.00 feet to the mean high water line of the right limit of Noyes Slough;

Thence North 26 degrees 58'44" West along said mean high water line a distance of 83.59 feet to a point of intersection with the Easterly boundary line of a tract of land conveyed by deed recorded December 10, 1974 in Deed Records Volume 283 at Page 247 and its extension Southerly;

Thence North 28 degrees 44'34" East along the Easterly boundary line of said tract conveyed by deed recorded December 10, 1974 in Deed Records Volume 283 at Page 247 a distance of 375.00 feet to a point on the South right-of-way line of College Road (State of Alaska, Department of Highways Project No. S-0644(4)),
50.00 feet right of center line Station "L" 210+35;

Thence South 61 degrees 15'26" East along the South right-of-way line of said College Road a distance of 338.58 feet to a point of curvature, said point of curvature being 50.00 feet right of center line Station "L" 210+73.58;

Thence along a curve to the right of radius 1859.86 feet an arc length of 343.75 feet to a point of intersection with the curved Westerly right-of-way line of the Old Steese Highway (sometimes referred to as the Graehl Road) as more particularly described in deed recorded July 15, 1964 in Deed Records Volume 168 at Page 74 (the chord bears South 55 degrees 57'47" East 343.26 feet);

Thence along the Westerly right-of-way line of the Old Steese Highway (sometimes referred to as the Graehl Road) on a curve to the right of radius 65.00 feet an arc length of 58.35 feet to a point of tangency (the chord bears South 34 degrees 49'11" West 56.41 feet);

Thence South 60 degrees 32' West along the Westerly right-of-way line of said Old Steese Highway (sometimes referred to as Graehl Road) a distance of 364.42 feet to a point of intersection with the South boundary line of said Section Two
(2);

Thence North 64 degrees 33' West 177.77 feet to the POINT OF BEGINNING.

EXCEPTING THEREFROM the following described tract of land, lying Southwesterly of the intersection of College Road and Graehl Road described as follows:


FM Form - Memorandum of Modification of Lease
1/2/96

Commencing at the quarter corner along the line of Sections Two (2) and Eleven
(11), said quarter corner being South 89 degrees 56' West from the said section corner;

Thence along the South boundary of the Homestead North 82 degrees 17' West a distance of 554.4 feet to corner No. 3 of said Homestead;

Thence due West a distance of 626.0 feet along the South boundary of said Homestead;

Thence South 60 degrees 32' West a distance of 156.0 feet along the West right-of-way of the Graehl Road and the POINT OF BEGINNING of the area herein described;

Thence North 64 degrees 33' West a distance of 181.0 feet said point being identical with corner No. 2 of the Homestead;

Thence North 65 degrees 30' West a distance of 4.68 feet;

Thence continuing North 65 degrees 30' West 160.0 feet;

Thence North 30 degrees 17' East a distance of approximately 410 feet to the Southwesterly right-of-way line of College Road;

Thence South 59 degrees 43' East along said right-of-way line a distance of 160 feet more or less;

Thence continuing along Southwesterly right-of-way line of College Road South 61 degrees 12' East a distance of 310 feet more or less;

Thence along a curve to the right of 65.0 feet radius a distance of 127.01 feet;

Thence South 60 degrees 32' West a distance of 356.1 feet along the Westerly right-of-way line of Graehl Road to the POINT OF BEGINNING.


FM Form - Memorandum of Modification of Lease
1/2/96

                                 APPENDIX 10J(35

                                      STARK


RECORDING REQUESTED
BY AND WHEN RECORDED
RETURN TO:

Fred Meyer, Inc.
P.O. Box 42121
Portland, Oregon  97242
Attn: Property Management

--------------------------------------------------------------------------------

                           LEASE ASSIGNMENT AGREEMENT
                            (STARK STREET, PORTLAND)

     This Lease Assignment Agreement (this "Agreement"), dated as of December 16, 1996, between FRED MEYER, INC., a Delaware corporation, whose address is PO Box 42101, Portland, Oregon 97242 ("Assignor"), and REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership whose address is Suite 300, 15350 SW Sequoia Parkway, Portland, OR 97224 ("Assignee"), recites and provides as follows:

     A. Assignor is the tenant, and Assignee is the landlord, under that certain lease agreement dated as of October 22, 1986, covering the real property described on Exhibit A hereto (the "Stark Lease").

     B. Assignor is the sublessor under that certain sublease agreement dated as of December 30, 1991, wherein the sublessee is Fabric Depot, Inc. (the "Stark Sublease").

     FOR good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Assignor hereby sells, assigns, transfers, conveys and delivers to Assignee all of Assignor's right, title and interest as tenant under the Stark Lease. Assignee hereby accepts the foregoing assignment.

     2. Assignor hereby sells, assigns, transfers, conveys and delivers to Assignee all of Assignor's right, title and interest as sublessor under the Stark Sublease. Assignee hereby accepts the foregoing assignment.

     3. Assignee agrees to assume Assignor's obligations under the Stark Lease and the Stark Sublease, accruing from and after the date hereof, and agrees that Assignor shall be released therefrom; provided, however, that Assignee does not assume, and Assignor shall remain fully responsible for, and agrees to discharge, any obligations or liabilities under the Stark Lease or the Stark Sublease that either (i) arise out of the Stark Sublease and have not been disclosed on the

                                                       Printed December 13, 1996
STARK STREET LEASE ASSIGNMENT
face of the copy of the Stark Sublease provided by Assignor to Assignee or in other written documentation relating to the Stark Lease or Stark Sublease in Assignee's possession, or (ii) accrued or arose from or out of a set of facts existing prior to the date hereof ("Assignor's Liabilities"). Assignee will indemnify, defend and hold harmless Assignor from and against liabilities, costs, expenses and damages, including attorneys' fees, arising from Assignee's failure to perform its obligations hereunder, except for liabilities that arise from Assignor's failure to perform its obligations hereunder or to discharge Assignor's Liabilities. Assignee assumes no liabilities or obligations of Assignor of any nature whatsoever, whether or not accrued or affixed, absolute or contingent, known or unknown, determined or determinable, or incurred prior to, on or after the Closing Date.

     4. Assignor represents, warrants and covenants to and with Assignee that:
(1) Assignor has good and indefeasible title to the leasehold interests assigned hereby, subject to no encumbrances created or suffered by Assignor (other than the Stark Sublease itself); (2) Assignor has the full right, power and authority to assign such leasehold interests to Assignee in accordance herewith; and (3) Assignor will defend Assignee's right, title and interest in and to the leasehold interests from and against any claim by, through or under Assignor.

     5. This Agreement shall bind and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors, heirs, and permitted assigns. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement binding on all the parties. Each party agrees, at the request of the other party, at any time and from time to time after the date hereof, to execute and deliver all such further documents, and to take and forbear from all such action, as may be reasonably necessary or appropriate in order more effectively to perfect the transfers of rights contemplated herein or otherwise to confirm or carry out the provisions of this Agreement.

     6. The parties have agreed to prorate the base rent accruing under the lease agreements as of the date hereof. The parties further agree that the percentage rent accruing under the Stark Sublease shall be prorated effective as of the date hereof, on a calendar year basis. Promptly upon receipt of the gross sales report for calendar year 1996 under the Stark Sublease, Assignee will provide a copy thereof to Assignor. Promptly upon receipt of payment of percentage rent pursuant to the Stark Sublease for calendar year 1996, Assignee shall pay to Assignor Assignee's pro rata share of such percentage rent, based on the number of days in calendar year 1996 prior to and after the date hereof.

     7. Assignee leases the property that is the subject of the Stark Lease from Valerie Thorneycroft, trustee for the Pearman Trust ("Ground Lessor"), pursuant to a ground lease agreement (the "Ground Lease"). The Ground Lease currently is scheduled to expire on July 31, 2006; Assignee has one option to extend such term for ten years to July 31, 2016. If Assignee determines not to exercise its option to extend the term of the Ground Lease to 2016, Assignee will notify Assignor of such fact at least 45 days prior to the required date for exercise of such option, and will concurrently provide to Assignor copies of all then existing subleases and

                                                       Printed December 13, 1996
STARK STREET LEASE ASSIGNMENT
contracts affecting the property, and all material reports and information concerning the property in Assignor's possession. Assignor will then have an option to assume the Ground Lease (and all subleases and contracts), to be exercised by notice to Assignee prior to the required option exercise date under the Ground Lease. If Assignor exercises such option, Assignee will assign the Ground Lease, subleases and contract to Assignor, and Assignor will assume the same, the parties will prorate expenses and rents as of the date of assignment, and Assignor or Assignee, as the case may be, will timely exercise the option to extend the term of the Ground Lease. Assignor's assumption will include assumption of the obligations of Assignor under the Indemnity Agreement.

     8. Notices. All demands or notices required or permitted to be given hereunder shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by facsimile, or other telecommunication device capable of transmitting or creating a written record (provided that a copy is also sent by U.S. Mail, first class); or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Telex or telecommunicated notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Unless a party changes its address by giving notice to the other party as provided herein, notices shall be delivered to the parties at the following addresses:

Assignee:  REAL ESTATE PROPERTIES LIMITED PARTNERSHIP
           Suite 300
           15350 SW Sequoia Parkway
           Portland, OR  97224
           Attn: Vice President
           Facsimile No. (503) 624-7755


                                                       Printed December 13, 1996
STARK STREET LEASE ASSIGNMENT

Assignor:  Fred Meyer, Inc.
           P.O. Box 42121
           Portland, Oregon  97242-0121
           (Street Address - 3800 S.E. 22nd Avenue, Portland, Oregon  97202)
           Attn: Property Management
           Facsimile No.: (503) 797-3539


EXECUTED effective the date first written above.

ASSIGNEE:              REAL ESTATE PROPERTIES LIMITED PARTNERSHIP,
                       an Oregon limited partnership, by FMGP Associates, an Oregon limited partnership, its general partner, by FMGP
                       Incorporated, a Delaware corporation, its general partner

                            By: DAVID W. RAMUS
                                ------------------------------------------------
                            Title: Vice President
                                   ---------------------------------------------
                            Date Executed: 12/13/96
                                           -------------------------------------

ASSIGNOR:              FRED MEYER, INC., a Delaware corporation


                            By: SCOTT L. WIPPEL
                                ------------------------------------------------
                                     Scott L. Wippel, Senior Vice President
                            Date Executed: 12/13/96
                                           -------------------------------------


STATE OF OREGON          )
                         ) ss.
COUNTY OF MULTNOMAH      )

     This instrument was acknowledged before me this 13th day of December, 1996, by Scott L. Wippel, as Senior Vice President of FRED MEYER, INC., a Delaware corporation, on behalf of the corporation.


          (NOTARIAL SEAL)              ELLEN M. SMITH
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       My Commission Expires: 5/4/98
                                                              ------------------


                                                       Printed December 13, 1996
STARK STREET LEASE ASSIGNMENT

STATE OF OREGON          )
                         ) ss.
COUNTY OF Multnomah      )

     This instrument was acknowledged before me this 13th day of December, 1996, by David W. Ramus, as Vice President of FMGP Incorporated, a Delaware corporation, the general partner of FMGP Associates, an Oregon limited partnership, the general partner of REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, on behalf of the corporation in such capacity.


          (NOTARIAL SEAL)              LUDELL E. CORNILSEN
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       My Commission Expires: 6/8/99
                                                              ------------------

                                                       Printed December 13, 1996
STARK STREET LEASE ASSIGNMENT

                                    Exhibit A
                                Legal Description


          Beginning at a point 40.00 feet South of the North line of
          Section 2 and on the East line of the NW 1/4 of the NW 1/4 of the NW 1/4 of said Section 2, T. 1 S., R. 2 E., W.M. Multnomah County, Oregon; thence southerly from said point of beginning along the East line of the NW 1/4 of the NW 1/4 of the NW 1/4 a distance of 651.29 feet to a point in the South line of NW 1/4 of the NW 1/4 of the NW 1/4; thence Westerly along said South line a distance of 613.13 feet to a point in the East line of SE 122nd Avenue, said point being 45.00 feet Westerly of the West line of said Section 2; thence Northerly along the East line of SE 122nd Avenue and parallel to the West line of said Section a distance of
          235.96 feet; thence Easterly and parallel to the North line of said Section a distance of 180.00 feet; thence Northerly and parallel to the West line of said Section a distance of
          30.00 feet; thence Easterly and parallel to the North line of said Section a distance of 100.00 feet; thence Northerly and parallel to the West line of said Section a distance of
          390.00 feet to a point in the South line of SE Stark Street said point being 40.00 feet south of the North line of said Section; thence Easterly along the South line of SE Stark Street and parallel to the North line of said Section a distance of 337.23 feet to the point of beginning.


Page 1 of 1 - Legal Description for Fred Meyer Stark Street Lease Assignment

                       AGREEMENT and SUPPLEMENT
          TO LEASEHOLD ASSIGNMENT AND MODIFICATION AGREEMENT
                   (Stark Street, Portland, Oregon)

     This Agreement and Supplement to Leasehold Assignment and Modification Agreement (this "Agreement"), dated as of December 20, 1996 is between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, formerly known as FRED MEYER REAL ESTATES PROPERTIES, LTD., whose address is Suite 200, 15115 SW Sequoia Parkway, Portland, OR 97224 ("REPLP"), and FRED MEYER, INC., a Delaware corporation ("Fred Meyer").

     REPLP and Fred Meyer have entered into a Leasehold Assignment and Modification Agreement (the "Assignment Agreement"). Pursuant to Section 6.2 of the Assignment Agreement, Fred Meyer is assigning to REPLP the interest of Fred Meyer in a sublease of the Stark Street property to Fabric Depot Inc. (the "Sublease"). As part of the consideration of this transaction, Fred Meyer has agreed to pay the pending assessment in the amount of $36,215 payable to the City of Portland as a connection fee/sewer system development charge for the Mid-County Sewer Project (the "Sewer LID") attributable to the Stark Street property, since the parties have been unable to obtain the consent of the fee owner as to a proposed Bancroft bonding of the Sewer LID. Under the terms of the Sublease, the tenant is obligated to pay to Fred Meyer as landlord the amount of what the bonded assessment would be for any special assessments, whether or not Fred Meyer elects to bond the special assessment. The parties desire to enter into this Agreement to confirm certain responsibilities relating to the receipt and handling of payments that may be received by REPLP as assignee of payments on account of the Sewer LID.

     FOR VALUE RECEIVED, the parties acknowledge, covenant and agree with each other as follows: (i) REPLP will use commercially reasonable efforts to bill and collect the payments owed by the tenant on account of the Sewer LID, will use commercially reasonable efforts to enforce the obligation of the tenant to pay such sums, will promptly (within 10 days after receipt of the funds) turn the amount so collected on account of the Sewer LID, and will keep Fred Meyer informed about any default or other event known from time to time by REPLP that could, in REPLP's opinion, affect the ability of REPLP to collect on a monthly basis the amount of the Sewer LID; (ii) any interest or late charge that the Sublease imposes for late payment of the Sewer LID amounts will accrue to the benefit of Fred Meyer, as and when collected from the tenant; (iii) on any extension or renewal by REPLP of the Sublease or any new lease by REPLP of the Stark Street property, REPLP will require the tenant to pay the Sewer LID amounts attributable to the term of the lease (but no provision of this Agreement will be construed as a guarantee of payment of the Sewer LID amount by REPLP); and (iv) the parties will reasonably co-operate with each other concerning matters arising in connection with the collection of the Sewer LID amounts from the tenant, and proper accounting of payments received and forwarded or paid by REPLP to Fred Meyer pursuant hereto.

     This Agreement will constitute a supplement to the Assignment Agreement referenced above, will NOT be merged into the closing documents under the Assignment Agreement, and shall survive the closing of the assignment to REPLP of Fred Meyer's interest in the Sublease. All General Provisions of the Assignment Agreement are incorporated herein by this reference, as though fully set forth herein.

     This Agreement shall bind and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors, heirs, and permitted assigns.

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement binding on all the parties.

     Each party agrees, at the request of the other party, at any time and from time to time after the date hereof, to execute and deliver all such further documents, and to take and forebear from all such action, as may be reasonably necessary or appropriate in order more effectively to perfect the transfers of rights contemplated herein or otherwise to confirm or carry out the provisions of this Agreement.

     IN WITNESS WHEREOF, each party has caused this instrument to be duly executed and delivered by its duly authorized officers effective as of the date first written above.

REPLP:                            REAL ESTATE PROPERTIES LIMITED
                                  PARTNERSHIP,
                                  an Oregon limited partnership,

                                  By FMGP ASSOCIATES, an Oregon limited
                                       partnership, its General Partner

                                     By FMGP INCORPORATED, a Delaware
                                          corporation, its General Partner


                                     By: _______________________________________
                                     Name: _____________________________________
                                     Its: ______________________________________


FMI:                              FRED MEYER, INC.


                                  By: ROGER A. COOKE
                                      ------------------------------------------
                                  Name: Roger A. Cooke
                                        ----------------------------------------
                                  Its: Senior Vice President and Secretary
                                       -----------------------------------------

                                   EXHIBIT A
                                   ---------


The Lease covers the following property:

          Beginning at a point 40.00 feet South of the North line of
          Section 2 and on the East line of the NW 1/4 of the NW 1/4 of the NW 1/4 of said Section 2, T. 1 S., R. 2 E., W.M. Multnomah County, Oregon; thence southerly from said point of beginning along the East line of the NW 1/4 of the NW 1/4 of the NW 1/4 a distance of 651.29 feet to a point in the South line of NW 1/4 of the NW 1/4 of the NW 1/4; thence Westerly along said South line a distance of 613.13 feet to a point in the East line of SE 122nd Avenue, said point being 45.00 feet Westerly of the West line of said Section 2; thence Northerly along the East line of SE 122nd Avenue and parallel to the West line of said Section a distance of
          235.96 feet; thence Easterly and parallel to the North line of said Section a distance of 180.00 feet; thence Northerly and parallel to the West line of said Section a distance of
          30.00 feet; thence Easterly and parallel to the North line of said Section a distance of 100.00 feet; thence Northerly and parallel to the West line of said Section a distance of
          390.00 feet to a point in the South line of SE Stark Street said point being 40.00 feet south of the North line of said Section; thence Easterly along the South line of SE Stark Street and parallel to the North line of said Section a distance of 337.23 feet to the point of beginning.